TRITON ENERGY CORPORATION
                                       RETIREMENT INCOME PLAN



















                           as amended and restated
                            effective June 1, 1993





















                                     PREAMBLE


The  purpose  of  this  Plan  and  Trust is to provide, in accordance with its provisions, a defined benefit pension  plan  providing  retirement  and  other related  benefits  for  those  Employees  of  the Employer who are eligible to participate hereunder.  This document is a complete amendment and  restatement of  the Triton Energy Corporation Retirement Income Plan, which was originally effective as of June 1, 1981.



It is intended that the Plan qualify for approval under Sections 401  and  410

through 417  of  the  Internal  Revenue  Code.   It is intended that the Trust

qualify for approval under Section 501 of the Code.  It  is  further  intended that  the  Plan  comply  with the provisions of the Employee Retirement Income

Security Act of 1974 (ERISA).    In  case  of  any  ambiguity  in  the  Plan's

language, it will be interpreted to accomplish the Plan's intent of qualifying under the Code and complying with ERISA.



This  Plan  and Trust is exclusively for the benefit of the eligible Employees and their Beneficiaries.  Neither the Employer, the Plan Administrator nor the

Trustee will apply or interpret the terms of  the  Plan  in  any  manner  that

permits discrimination   in  favor  of  Highly  Compensated  Employees.    All

Employees under similar circumstances will be treated alike.



The undersigned Employer and Trustee hereby  adopt  this  restatement  of  the

Triton Energy Corporation Retirement Income Plan to be effective as of June 1,

1993.
















                 TABLE OF CONTENTS

                                     PAGE NO.
                                    ----------
ARTICLE 1  - DEFINITIONS                1-1

ARTICLE 2  - PARTICIPATION              2-1

ARTICLE 3  - RETIREMENT BENEFITS        3-1

ARTICLE 4  - DEATH BENEFIT              4-1

ARTICLE 5  - TERMINATION OF EMPLOYMENT  5-1

ARTICLE 6  - ACCRUED BENEFIT            6-1

ARTICLE 7  - LIMITATIONS ON BENEFITS    7-1

ARTICLE 8  - MISCELLANEOUS              8-1

ARTICLE 9  - ADMINISTRATION             9-1

ARTICLE 10 - AMENDMENT OR TERMINATION
             OF PLAN                   10-1

ARTICLE 11 - TRUSTEE AND TRUST FUND    11-1


















                                    ARTICLE 1

                                 DEFINITIONS

As used in this document, unless otherwise defined or required by the context, the following terms have the meanings set forth in this Article 1. Some of the terms used in this document are not defined in Article 1, but for convenience are defined as they are introduced in the text.

1.01    Accrued Benefit
      Subject to the provisions of Article 6, the Accrued Benefit for each Participant is determined using the same formula which is used to compute the Participant's Normal Retirement Benefit, taking into account the Participant's Years of Benefit Service and Average Monthly Compensation through the date of determination.

1.02    Actuarial Equivalent
      Actuarial Equivalent means a form of benefit differing in time, period and/or manner of payment from another form of benefit but having the same value when computed based upon the following interest and mortality assumptions:

          Interest: 8% per annum, compounded annually

          Mortality: 1983 Group Annuity Mortality Table using unisex rates which are blended using 50% male rates and 50% female rates

      The present value of any Accrued Benefit for purposes of determining the amount of a lump sum distribution will be equal to the greater of the present value determined using the interest rate specified above or the present value determined using the "Applicable Interest Rate."

      The Applicable Interest Rate is the rate or rates that would be used by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value a Participant's or Beneficiary's benefit on the first day of the Plan Year in which distribution is made (the "PBGC Rate"). If the present value using the PBGC Rate exceeds $25,000, the Applicable Interest Rate is 120% of the PBGC Rate. However, the use of 120% of the PBGC Rate will never result in a present value less than $25,000.

1.03    Average Monthly Compensation
      A Participant's Average Monthly Compensation, as of a given date, is determined by dividing the total Compensation he received during the 5 consecutive Compensation Periods for which his Compensation was highest by the number of months during such period for which he received Compensation. No fractional Compensation Periods resulting from a Participant's date of employment or date of termination will be taken into account.

      A Participant's Excess Average Monthly Compensation is that portion, if any, of his Average Monthly Compensation which is in excess of his monthly Integration Level.



                                     1-1









1.04    Beneficiary
      Beneficiary means the person, persons, trust or other entity who is designated to receive any amount payable upon the death of a Participant.

1.05    Code and ERISA
      Code means the Internal Revenue Code of 1986, as it may be amended from time to time, and all regulations issued thereunder. Reference to a section of the Code includes that section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section and any regulations issued thereunder.

      ERISA means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and all regulations issued thereunder. Reference to a section of ERISA includes that section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section and any regulations issued thereunder.

1.06    Compensation
      Except where otherwise specifically provided in this Plan, Compensation means Aggregate Compensation as defined in Section 7.03(a), excluding bonuses and severence pay.

      Compensation also includes any amounts contributed by the Employer or any Related Employer on behalf of any Employee which are not includable in the gross income of the Employee due to Code Section 125, 402(a)(8), 402(h) or 403(b).

      Notwithstanding the foregoing, for all purposes under this Plan, Compensation in excess of $200,000 (as adjusted in accordance with Code
      Section 401(a)(17)) will be disregarded. For purposes of applying this compensation limit, a Family Member of a Highly Compensated Employee is subject to the single aggregate compensation limit imposed on the Highly Compensated Employee if the Family Member is either the Employee's spouse or is a lineal descendant who has not attained the age of 19 by the end of the Plan Year.

      Compensation Period means the 12 month period which begins each January 1 and ends each December 31.

1.07    Effective Date
      The Effective Date of the Plan is June 1, 1981.

      Except as specified elsewhere in this document, the effective date of this restatement of the Plan is June 1, 1993.

      Sections 1.09, 1.32, 1.33, 1.36, 7.01, 7.02, 7.03, 7.04, and the last two paragraphs of Section 1.02 are effective June 1, 1987.

1.08    Eligible Employee Classification
      An Eligible Employee Classification is a classification of Employees, the members of which are eligible to participate in the Plan. The Plan covers all employee classifications except Leased Employees and members


                                     1-2









      of a legally recognized collective bargaining unit who are not expressly granted permission to participate.

1.09    Employee

      (a)   In General
          An Employee is any person who is employed by the Employer or a Participating Employer.

      (b)   Leased Employee
          A Leased Employee means any person who, pursuant to an agreement between the Employer or any Related Employer ("Recipient Employer") and any other person ("leasing organization"), has performed services for the Recipient Employer on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the Recipient Employer.

          Any Leased Employee will be treated as an Employee of the Recipient Employer; however, contributions or benefits provided by the leasing organization which are attributable to the services performed for the Recipient Employer will be treated as provided by the Recipient Employer. If all Leased Employees constitute less than 20% of the Employer's non-highly-compensated work force within the meaning of Code Section 414(n)(1)(C)(ii), then the preceding sentence will not apply to any Leased Employee if such Employee is covered by a money purchase pension plan ("Safe Harbor Plan") which provides: (1) a nonintegrated employer contribution rate of at least 10% of compensation, (2) immediate participation, and (3) full and immediate vesting.

          Years of Eligibility Service for purposes of eligibility to participate in the Plan and Years of Vesting Service for purposes of determining a Participant's Vested Percentage include service by an Employee as a Leased Employee.

1.10    Employer
      The Employer and Plan Sponsor is Triton Energy Corporation. A Participating Employer is any organization which has adopted this Plan and Trust in accordance with Section 8.07.

      The term Predecessor Employer means any prior employer to which the Employer is the successor, including any Predecessor Employer for which the Employer maintains the obligations of a Predecessor Plan established by such Predecessor Employer. Service with a Predecessor Employer will be included as Service with the Employer for all purposes under this Plan.

1.11    Employment Commencement Date
      The date an Employee first performs an Hour of Service for the Employer is his Employment Commencement Date.





                                     1-3









1.12    Entry Date
      Entry Date means the January 1st, April 1st, July 1st or October 1st which coincides with or next follows an Employee's Employment Commencement Date.

1.13    Expected Retirement Benefit
      A Participant's Expected Retirement Benefit as of a given date is his monthly Normal Retirement Benefit determined on the basis that he continues to be an Active Participant until his Normal Retirement Date and assuming no future changes in his Compensation.

1.14    Fiscal Year
      Fiscal Year means the taxable year of the Plan Sponsor. The Fiscal Year of the Plan Sponsor is the 12 month period beginning June 1 and ending May 31.

1.15    Highly Compensated Definitions

      (a)   Compensation
          For purposes of this Section, Compensation means Aggregate Compensation as defined in Section 7.03(a) plus amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the gross income of the Employee under Code Section 125, 402(a)(8), 402(h) or 403(b). Compensation in excess of $200,000 (as adjusted by the Secretary of the Treasury under Code
          Section 415(d)) is disregarded.

      (b)   Determination Year
          Determination Year means the Plan Year for which the determination of who is Highly Compensated is being made.

      (c)   Family Member
          Family Member means an Employee who is the spouse, a lineal ascendant or descendant, or the spouse of a lineal ascendant or descendant of:

            o a 5-percent owner (within the meaning of Code Section 416(i)) of the Employer or any Related Employer who is an active or former Employee; or

            o a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of Compensation paid by the Employer during the Determination Year or the Lookback Year.

          For purposes of this Section, the Family Member and the Highly Compensated Employee will be considered one Employee. A Family Member's Compensation and benefits will be aggregated with those of the Highly Compensated Employee irrespective of whether the Family Member would otherwise be treated as a Highly-Compensated Employee or is in a category of Employees which may be excluded in determining the number of Employees in the Top-Paid Group.

          If an Employee is required to be aggregated as a member of more than


                                     1-4









          one family group, all eligible employees who are members of those family groups which include that employee will be aggregated as one family group.

          For purposes of applying the compensation limit under Code Section 401(a)(17), a Family Member is subject to the single aggregate compensation limit imposed on the Highly Compensated Employee if the Family Member is either the Employee's spouse or is a lineal descendant who has not attained the age of 19 by the end of the Plan Year.

      (d)   Highly Compensated Employee
          Highly Compensated Employee means any individual who is a Highly Compensated Active Employee or a Highly Compensated Former Employee within the meaning of Code Section 414(q) and the regulations thereunder.

      (e)   Highly Compensated Active Employee
          Highly Compensated Active Employee means any individual who during the Determination Year or the Lookback Year:

          (1) Was at any time a 5-percent Owner (within the meaning of Code
              Section 416(i)) of the Employer or any Related Employer;

          (2) Received Compensation from the Employer and all Related Employers in excess of $75,000 (or any greater amount determined by regulations issued by the Secretary of the Treasury under Code Section 415(d));

          (3) Received Compensation from the Employer and all Related Employers in excess of $50,000 (or any greater amount determined by regulations issued by the Secretary of the Treasury under Code Section 415(d)) and was in the Top-Paid Group of Employees; or

          (4) Was an Officer of the Employer or any Related Employer (as that term is defined in the regulations under Code Section 416(i)) and received Compensation greater than 50% of the Defined Benefit Dollar Limit described in Section 7.03(f) for the applicable year. For this purpose, if no Officer received enough Compensation to be a Highly Compensated Employee under the preceding sentence, the highest-paid Officer will be treated as a Highly Compensated Employee. The maximum number of Officers who will be treated as Highly Compensated Active Employees under this paragraph is equal to 10% of all Employees determined without regard to statutory or other exclusions, subject to a minimum of 3 Employees and a maximum of 50 Employees.

          No individual described in subparagraphs (2), (3) or (4) above will be treated as a Highly Compensated Active Employee for the Determination Year unless he (i) was a Highly Compensated Active Employee for the Lookback Year (or would have been except that he was not among the 100 most highly compensated Employees of the


                                     1-5









          Employer and all Related Employers for the Lookback Year) or (ii) was among the 100 most highly compensated Employees of the Employer and all Related Employers for the Determination Year.

      (f)   Highly Compensated Former Employee
          Highly Compensated Former Employee means any Former Employee who had a Separation Year (within the meaning of Treasury Regulation Section 1.414(q)-1T Q&A-5) and was a Highly Compensated Active Employee for either the Separation Year or any Determination Year ending on or after the Employee's 55th birthday.

      (g)   Highly Compensated Group
          Highly Compensated Group means all Highly Compensated Employees.

      (h)   Lookback Year
          Lookback Year means the 12-month period immediately preceding the Determination Year.

      (i)   Non-Highly Compensated Employee
          Non-Highly Compensated Employee means an Employee who is neither a Highly Compensated Employee nor a Family Member.

      (j)   Non-Highly Compensated Group
          Non-Highly Compensated Group means all Non-Highly Compensated
          Employees.

      (k)   Top-Paid Group
          Top-Paid Group means those individuals who are among the top 20 percent of Employees of the Employer and all Related Employers when ranked on the basis of Compensation received during the year. In determining the number of individuals in the Top-Paid Group (but not the identity of those individuals), the following individuals may be excluded:

          (1) Employees who have not completed 6 months of Service by the end of the year. For this purpose, an Employee who has completed One Hour of Service in any calendar month will be credited with one month of Service;

          (2) Employees who normally work fewer than 17 1/2 hours per week;

          (3) Employees who normally work fewer than 6 months during any year. For this purpose, an Employee who has worked on one day of a month is treated as having worked for the whole month;

          (4) Employees who have not reached age 21 by the end of the year;

          (5) Nonresident aliens who received no earned income (which constitutes income from sources within the United States) within the year from the Employer or any Related Employer; and

          (6) Employees covered by a collective bargaining agreement negotiated in good faith between the employee representatives and the Employer or a group of employers of which the Employer


                                     1-6









              is a member if (i) 90% or more of all employees of the Employer and all Related Employers are covered by collective bargaining agreements, and (ii) this Plan covers only Employees who are not covered under a collective bargaining agreement.

1.16    Hour of Service
      An Hour of Service means:

      (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed;

      (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any 12-month period. Hours under this paragraph will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

      (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraphs (a) or (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

      Hours of Service for all Employees will be determined on the basis of actual hours for which an Employee is paid or is entitled to payment. Hours of Service will be credited for employment with any Related Employer or any Predecessor Employer. Hours of Service will be credited for any individual considered an employee under Code Section 414(n) or 414(o) and the regulations thereunder.

      Solely for purposes of determining whether a One Year Break-in-Service has occurred, a Participant who is absent from work on an authorized Leave of Absence or by reason of the Participant's pregnancy, birth of the Participant's child, placement of a child with the Participant in connection with the adoption of such child, or for the purpose of caring for such child for a period immediately following such birth or placement, will receive credit for the Hours of Service which otherwise would have been credited to the Participant but for such absence. The Hours of Service credited under this paragraph will be credited in the Plan Year in which the absence begins if such crediting is necessary to prevent a One Year Break-in-Service in such Plan Year; otherwise, such Hours of Service will be credited in the following Plan Year. The Hours of Service credited under this paragraph are those which would normally have been credited but for such absence; in any case in which the Plan Administrator is unable to determine such hours normally credited, 8


                                     1-7









      Hours of Service per day will be credited. No more than 501 Hours of Service will be credited under this paragraph for any 12-month period. The Date of Severance is the second anniversary of the date on which the absence begins. The period between the initial date of absence and the first anniversary of the initial date of absence is deemed to be a period of Service. The period between the first and second anniversaries of the initial date of absence is neither a period of service nor a period of severance.

1.17    Integration Level
      A Participant's monthly Integration Level is equal to his monthly Average Social Security Wage Base. Average Social Security Wage Base means the average (without indexing) of the social security taxable wage bases in effect for each calendar year during the 35-year period ending with the calendar year in which the Participant attains (or will attain) social security retirement age (as defined in Code Section 415(b)). In determining a Participant's Average Social Security Wage Base, the taxable wage base for the current and any subsequent Plan Year will be assumed to be equal to the taxable wage base in effect as of the first day of the Plan Year for which the determination is being made. No increase in a Participant's Average Social Security Wage Base will decrease the Participant's Accrued Benefit.

1.18    Leave of Absence
      An authorized Leave of Absence means a period of time of one year or less granted to an Employee by the Employer due to illness, injury, temporary reduction in work force, or other appropriate cause or due to military service during which the Employee's reemployment rights are protected by law, provided the Employee returns to the service of the Employer on or before the expiration of such leave, or in the case of military service, within the time his reemployment rights are so protected or within 60 days of his discharge from military service if no federal law is applicable. All authorized Leaves of Absence are granted or denied by the Employer in a uniform and nondiscriminatory manner, treating Employees in similar circumstances in a like manner.

      If the Participant does not return to active service with the Employer on or prior to the expiration of his authorized Leave of Absence he will be considered to have had a Date of Severance as of the earlier of the date on which his authorized Leave of Absence expired, the first anniversary of the last date he worked at least one hour as an Active Participant, or the date on which he resigned or was discharged.

1.19    Limitation Year
      The Limitation Year is the 12 month period beginning June 1 and ending May 31.

1.20    Reserved

1.21    Normal Retirement Age
      A Participant's Normal Retirement Age is his attained age on the date which he satisfies the following requirements:

      (a) Attainment of age 65, and


                                     1-8










      (b) Attainment of the fifth anniversary of the Participant's Employment Commencement Date.

1.22    Normal Retirement Date
      A Participant's Normal Retirement Date is the first day of the month which coincides with or next follows the date on which the Participant attains Normal Retirement Age.

1.23    One Year Break-in-Service
      One Year Break-in-Service means any 365-day period following an Employee's Date of Severance, as defined in Section 1.42(a), in which the Employee does not have at least one Hour of Service.

1.24    Optional Benefit Form
      Any Optional Benefit Form which is provided under the Plan is described in Section 3.07.

1.25    Participant
      The term Participant means an Employee or former Employee who is eligible to participate in this Plan and who is or who may become eligible to receive a benefit of any type from this Plan or whose Beneficiary may be eligible to receive any such benefit.

      (a)   Active Participant   means a Participant who is currently an
      Employee.

      (b)   Disabled Participant   means a Participant who has terminated his
          employment with the Employer and who is entitled to a Disability Retirement Benefit under the Plan.

      (c)   Retired Participant   means a Participant who has terminated his
          employment with the Employer after meeting the requirements for a Normal, Early or Late Retirement Benefit and who is receiving such benefits.

      (d) Vested Terminated Participant means a Participant who has terminated his employment with the Employer and who has a nonforfeitable right to all or a portion of his or her Accrued Benefit and who has not received a distribution of the value of his or her Vested Accrued Benefit.

      (e)   Former Participant   means a Participant who has terminated his
          employment with the Employer and who currently has no nonforfeitable right to any portion of his or her Accrued Benefit.

1.26    Reserved

1.27    Reserved

1.28    Plan, Plan and Trust, Trust
      The terms Plan, Plan and Trust and Trust mean Triton Energy Corporation Retirement Income Plan. The Plan Identification Number is 005.



                                     1-9









      The term Predecessor Plan means any qualified plan previously established and maintained by the Employer and to which this Plan is the successor.

1.29    Plan Administrator
      The Plan Administrator is the Plan Committee.

1.30    Plan Year
      The Plan Year is the 12 month period beginning June 1 and ending May
      31.

1.31    Reserved

1.32    Qualified Annuity Definitions

      (a)   Annuity Starting Date
          Annuity Starting Date means (i) the first day of the first period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to the benefit.

      (b)   Earliest Retirement Age
          The Earliest Retirement Age under this Plan is the earliest age at which a Participant could terminate his employment and receive a distribution. Death and retirement of a Participant are both treated as a termination of employment. If a Participant terminates his employment before the Earliest Retirement Age, only his actual years of service at the time of his termination of employment are taken into account.

      (c)   Qualified Election

          (1)   In General
              Qualified Election means a written waiver of a Qualified Joint and Survivor Annuity or a Qualified Survivor Annuity. The waiver must be consented to by the Participant's spouse with such consent witnessed by a representative of the Plan Administrator or a notary public. The spouse's consent must include the designation of a specific Beneficiary and the form of payment which cannot be changed without the consent of the spouse. Such consent will not be required if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no spouse, the spouse cannot be located or other circumstances that may be prescribed by Treasury Regulations. Any consent which is required under this Section will be valid only with respect to the spouse who signs the consent (or in the event of a deemed Qualified Election, the designated spouse). Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits; however, any waiver of a Qualified Joint and Survivor Annuity or a Qualified Survivor Annuity which follows such revocation must be in writing and must be consented


                                     1-10









              to by the Participant's spouse in the manner described above. The number of waivers or revocations of such waivers will not be limited.

          (2)   Qualified Joint and Survivor Annuity Notices
              With respect to any married Participant who does not die before his Annuity Starting Date, within the 90-day period which ends on a married Participant's Annuity Starting Date, the Plan Administrator will provide the Participant with a written explanation of:

                o the terms and conditions of a Qualified Joint and Survivor
                  Annuity;

                o the Participant's right to make and the effect of a
                  Qualified Election to waive the Qualified Joint and Survivor Annuity form of benefit;

                o a general description of the eligibility conditions and
                  other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available;

                o the rights of the Participant's spouse; and

                o the right to make, and the effect of, a revocation of a
                  previous Qualified Election to waive the Qualified Joint and Survivor Annuity.

          (3)   Qualified Survivor Annuity Notices
              The election period to waive the Qualified Survivor Annuity will begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. If a Vested Terminated Participant separates from service before the beginning of the election period, the election period will begin on the date of separation from service.

              The Plan Administrator will, within the applicable notice period, provide each Participant a written explanation of the Qualified Survivor Annuity containing comparable information to that required under the provisions of Section 1.32(c)(2). For purposes of this paragraph, the term "applicable notice period" means whichever of the following periods ends last:

                o the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                o 12 months after the individual becomes a Participant;

                o 12 months after the Qualified Survivor Annuity ceases to be a fully subsidized benefit;


                                    1-11










                o 12 months after the joint and survivor rules become
                  effective for the Participant; or

                o 12 months after the Participant separates from service
                  before attaining age 35.

      (d)   Qualified Joint and Survivor Annuity
          A Qualified Joint and Survivor Annuity means an immediate annuity which is payable for the life of the Participant with a survivor annuity for the life of his Surviving Spouse in an amount which is 50% of the amount payable during the joint lives of the Participant and his spouse. The amount of the Qualified Joint and Survivor Annuity will be the actuarial equivalent of the Normal Benefit
          Form. A Participant may elect, without the consent of his Spouse, to receive any other actuarially equivalent annuity which is payable for the life of the Participant with a survivor annuity for the life of his Surviving Spouse in an amount which is not less than 50% nor more than 100% of the amount payable during the joint lives of the Participant and his spouse, but only if such benefit is an Optional Form of Benefit provided in Section 3.07.

      (e)   Qualified Life Annuity
          A Qualified Life Annuity means an immediate annuity which is payable for the lifetime of the Participant with payments terminating upon the death of the Participant.

      (f)   Qualified Survivor Annuity
          Qualified Survivor Annuity means the monthly benefit payable for the remaining lifetime of a Surviving Spouse to which the Surviving Spouse is entitled under Section 4.01. The amount of the Qualified Survivor Annuity benefit will be the larger of the monthly benefit provided for in Section 4.01 or the monthly benefit calculated under this Section.

          If a Participant dies on or after his Earliest Retirement Age, the monthly Qualified Survivor Annuity benefit will be equal to 100% of the monthly benefit which would have been paid to the Participant and his Surviving Spouse if he had elected to retire on the day preceding his date of death and to receive his retirement benefit as a Qualified Joint and Survivor Annuity with 100% payable to the Surviving Spouse.

          If a Participant dies before his Earliest Retirement Age, the monthly Qualified Survivor Annuity benefit will be deferred until his Earliest Retirement Age unless the Surviving Spouse elects to have payment of the Qualified Survivor Annuity begin at a later date. If the Surviving Spouse does not survive until the Participant's Earliest Retirement Age (or the deferred date for beginning payments if elected), the Qualified Survivor Annuity will be forfeited. The monthly Qualified Survivor Annuity benefit will be computed as if the Participant had:

          (1) separated from service on the earlier of date of death or the


                                     1-12









              actual date of separation from service;

          (2) survived to his Earliest Retirement Age;

          (3) elected to retire on his Earliest Retirement Age and to receive his retirement benefit as a Qualified Joint and Survivor Annuity with 100% payable to the Surviving Spouse; and

          (4) died on the date after his Earliest Retirement Age.

          The Surviving Spouse may elect to receive the Actuarial Equivalent of the Qualified Survivor Annuity in any Optional Benefit Form which is available under Section 3.07.

          However, notwithstanding anything to the contrary, if the lump sum value of a Surviving Spouse's Qualified Survivor Annuity is $3,500 or less, the Plan Administrator will direct the immediate distribution of the value of the Qualified Survivor Annuity to the Surviving Spouse. If the lump sum value of a Surviving Spouse's Qualified Survivor Annuity at the time of any distribution exceeds $3,500, the lump sum value at any later time will be deemed to exceed $3,500.

1.33    Related Employer
      The terms Related Employer and Affiliated Employer are used interchangeably and mean any other corporation, association, company or entity on or after the Effective Date which is, along with the Employer, a member of a controlled group of corporations (as defined in Code
      Section 414(b)), a group of trades or businesses which are under common control (as defined in Code Section 414(c)), an affiliated service group (as defined in Code Section 414(m)), or any organization or arrangement required to be aggregated with the Employer by Treasury Regulations issued under Code Section 414(o).

1.34    Required Beginning Date
      A Participant's Required Beginning Date for the commencement of benefit payments from the Plan is the April 1 immediately following:

        o the later of 1989 or the calendar year in which he attained age 70-1/2 if he attained age 70-1/2 after December 31, 1987;

        o the calendar year in which he attains age 70-1/2 if he is or was a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which he attains age 66-1/2 or any later Plan Year; or

        o the later of the calendar year in which he attains age 70-1/2 or the calendar year in which he retires for any other Participant.

1.35    Surviving Spouse
      Surviving Spouse means a deceased Participant's spouse who was married to the Participant on the earlier of the Annuity Starting Date or the Participant's date of death. The Plan Administrator and the Trustee may rely conclusively on a Participant's written statement of his marital


                                     1-13









      status. Neither the Plan Administrator nor the Trustee is required at any time to inquire into the validity of any marriage, the effectiveness of a common-law relationship or the claim of any alleged spouse which is inconsistent with the Participant's report of his marital status and the identity of his spouse.

      Wherever the consent of the Participant's spouse is required, it will be valid only if it is in writing, acknowledges the effect of the consent, and is witnessed by a notary public, the Plan administrator or the duly appointed representative of the Plan Administrator. The consent will not be required if the Participant establishes to the satisfaction of the Plan Administrator that written consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances prescribed by Treasury Regulation Section 1.401(a)-20 Q&A 27. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent.

1.36    Top-Heavy Definitions

      (a)   Aggregate Account
          Aggregate Account means, with respect to each Participant, the value of all accounts maintained on behalf of the Participant, whether attributable to Employer or Employee contributions, used to determine Top-Heavy Plan status under the provisions of a defined contribution plan. A Participant's Aggregate Account as of the Determination Date will be the sum of:

            o the balance of his Account(s) as of the most recent valuation date occurring within a 12-month period ending on the Determination Date (excluding any amounts attributable to deductible voluntary employee contributions); plus

            o contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet made or required to be made; plus

            o any Plan Distributions made within the Plan Year that includes the Determination Date or within the four preceding Plan Years.

      (b)   Aggregation Group
          Aggregation Group means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

          (1)   Required Aggregation Group
              Each plan of the Employer in which a Key Employee is a Participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Section 401(a)(4) or 410, will be aggregated and the resulting group will be known as a Required Aggregation Group.

              Each plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be


                                     1-14









              considered a Top-Heavy Plan if the Required Aggregation Group is not a Top-Heavy Group.

          (2)   Permissive Aggregation Group
              The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group (to be known as a Permissive Aggregation Group), taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410.

              Only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is not a Top-Heavy Group.

              Only those plans of the Employer in which the Determination Dates fall within the same calendar year will be aggregated in order to determine whether the plans are Top-Heavy Plans.

      (c)   Determination Date
          Determination Date means the last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of the first Plan Year.

      (d)   Key Employee
          Key Employee means any Employee or former Employee (and his Beneficiary) who, at any time during the Plan Year or any of the preceding four Plan Years, was:

          (1) A "Five Percent Owner" of the Employer. "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the value of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, Five Percent Owner means any person who owns more than 5% of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Related Employers will be treated as separate Employers; or

          (2) A "One Percent Owner" of the Employer having Compensation from the Employer of more than $150,000. "One Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 1% of the value of the outstanding stock of the Employer or stock possessing more than 1% of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, One Percent Owner means any person who owns more than 1% of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Related Employers will be treated as separate Employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each Related Employer will be taken into account; or


                                     1-15










          (3) One of the 10 Employees having Compensation not less than the Defined Contribution Dollar Limit (as defined in Section 7.03(j) for the Plan Year) who owns (or is considered as owning within the meaning of Code Section 318) both greater than 1/2% interest and the largest interests in all Employers required to be aggregated under Code Sections 414(b), (c), (m) and (o); or

          (4) An officer (within the meaning of the regulations under Code
              Section 416) of the Employer having Compensation greater than 50% of the Defined Benefit Dollar Limit as defined in Section 7.03(f) for the Plan Year.

          For purposes of this Section, Compensation means Aggregate Compensation as defined in Section 7.03(a) plus any amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the gross income of the Employee under Code Section 125, 402(a)(8), 402(h) or 403(b). Compensation in excess of $200,000 (as adjusted by the Secretary of the Treasury under Code Section 415(d)) will be disregarded.

      (e)   Non-Key Employee
          Non-Key Employee means any Employee (and his Beneficiaries) who is not a Key Employee.

      (f)   Plan Distributions
          Plan distributions include distributions made before January 1, 1984, and distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an aggregation group. However, distributions made after the Valuation Date and before the Determination Date are not included to the extent that they are already included in the Participant's Single Sum Benefit as of the Valuation Date.

          With respect to "unrelated" rollovers and plan-to-plan transfers (those which are both initiated by an employee and made from a plan maintained by one employer to a plan maintained by another employer), if such a rollover or plan-to-plan transfer is made from this Plan, it will be considered as a distribution for purposes of this Section. If such a rollover or plan-to-plan transfer is made to this Plan, it will not be considered as part of the Participant's Single Sum Benefit. However, an unrelated rollover or plan-to-plan transfer accepted before January 1, 1984, will be considered as part of the Participant's Single Sum Benefit.

          With respect to "related" rollovers and plan-to-plan transfers (those which are either not initiated by an employee or are made from one plan to another plan maintained by the same employer), if such a rollover or plan-to-plan transfer is made from this Plan, it will not be considered as a distribution for purposes of this Section. If such a rollover or plan-to-plan transfer is made to this Plan, it will be considered as part of the Participant's Single Sum Benefit.



                                     1-16









      (g)   Present Value of Accrued Benefit
          In the case of the defined benefit plan, a Participant's Present Value of Accrued Benefit, for Top-Heavy determination purposes, will be determined using the following rules:

          (1) The Present Value of Accrued Benefit will be determined as of the most recent "Valuation Date" within a 12-month period ending on the Determination Date.

          (2) For the first Plan Year, the Present Value of Accrued Benefit will be determined as if (A) the Participant terminated service as of the Determination Date; or (B) the Participant terminated service as of the Valuation Date, but taking into account the estimated Present Value of Accrued Benefits as of the Determination Date.

          (3) For any other Plan Year, the Present Value of Accrued Benefit will be determined as if the Participant terminated service as of the Valuation Date.

          (4) The Valuation Date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a calculation is performed that plan year.

          (5) A Participant's Present Value of Accrued Benefit as of a Determination Date will be the sum of:

                o the present value of his Accrued Benefit determined using the actuarial assumptions which are specified below; plus

                o any Plan Distributions made within the Plan Year that
                  includes the Determination Date or within the four preceding Plan Years; plus

                o any employee contributions, whether voluntary or mandatory.
                  However, amounts attributable to qualified voluntary employee contributions, as defined in Code Section 219(e)(2) will not be considered to be a part of the Participant's Present Value of Accrued Benefit.

              For purposes of this Section, the present value of a Participant's Accrued Benefit will be equal to the greater of the present value determined using the actuarial assumptions which are specified for Actuarial Equivalent purposes or the present value determined using the "Applicable Interest Rate." The Applicable Interest Rate is the rate or rates that would be used by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value a Participant's or Beneficiary's benefit on the date of distribution (the "PBGC Rate"). If the present value using the PBGC Rate exceeds $25,000, the Applicable Interest Rate is 120% of the PBGC Rate. However, the use of 120% of the PBGC Rate will never result in a present value less than $25,000.



                                     1-17









          (6) Solely for the purpose of determining if this Plan (or any other plan included in a Required Aggregation Group of which this Plan is a part) is Top- Heavy, the Accrued Benefit of any Employee other than a Key Employee will be determined under

              (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or any Related Employer, or

              (B) if there is no such method, as if the benefit accrued no more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

      (h)   Single Sum Benefit
          The Single Sum Benefit for any Participant in a defined benefit pension plan will be equal to his Present Value of Accrued Benefit. The Single Sum Benefit for any Participant in a defined contribution plan will be equal to his Aggregate Account.

      (i)   Top-Heavy Group
          Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the Single Sum Benefits of all Key Employees under all plans included in the group exceeds 60% of a similar sum determined for all Participants.

          Super Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the sum of (1) the Single Sum Benefits of all Key Employees under all defined benefit plans included in the group, plus (2) the Single Sum Benefit of all Key Employees under all defined contribution plans included in the group exceeds 90% of a similar sum determined for all Participants.

      (j)   Top-Heavy Plan
          This Plan will be a Top-Heavy Plan for any Plan Year beginning after December 31, 1983, in which, as of the Determination Date, the Single Sum Benefits of all Key Employees exceed 60% of the Single Sum Benefits of all Participants under this Plan.

          This Plan will be a Super Top-Heavy Plan for any Plan Year beginning after December 31, 1983, in which, as of the Determination Date, the Single Sum Benefits of all Key Employees exceed 90% of the Single Sum Benefits of all Participants under this Plan.

          If any Participant is a Non-Key Employee for a given Plan Year, but was a Key Employee for any prior Plan Year, the Participant's Single Sum Benefit will not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy or Super Top-Heavy Group).

          If an individual has performed no services for the Employer at any time during the 5-year period ending on the Determination Date, any Single Sum Benefit of such individual will not be taken into account for purposes of determining whether this Plan is a Top-Heavy or


                                     1-18









          Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group or Super Top-Heavy Group).

1.37    Trust Fund, Trust
      These terms mean the total cash, securities, real property, insurance contracts and any other property held by the Trustee.

1.38    Trustee
      The Trustee is Smith Barney Shearson Trust Company or any successor Trus tee.

1.39    Vested Accrued Benefit
      A Participant's Vested Accrued Benefit as of a given date will be equal to the product of his Accrued Benefit multiplied by his Vested Percentage as of that same date.

      A Participant's Vested Percentage as of a given date will be that percentage determined in accordance with the Vesting Schedule. Notwithstanding the preceding, an Active Participant will be 100% vested upon reaching the earlier of (a) his Normal Retirement Age or (b) the later of the date upon which the Participant attains age 65 or reaches the 5th anniversary of the date he commenced participation in the Plan.

1.40    Vesting Schedule
      A Participant's Vested Percentage will be 100% upon the completion of 5 Years of Vesting Service. Prior to the completion of 5 Years of Vesting Service, a Participant's Vested Percentage is zero.

      Notwithstanding the foregoing, in any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the following Vesting Schedule will apply in lieu of the Vesting Schedule provided for above:

            Years of Vesting Service               Vested Percentage
            -----------------------------          -----------------
               Less than 2 Years                           0%
                         2 Years                          20%
                         3 Years                          40%
                         4 Years                          60%
                         5 Years                          80%
                         6 Years or more                 100%

      If in any subsequent Plan Year the Plan ceases to be a Top-Heavy Plan, the above Vesting Schedule will continue to apply unless the Employer elects, by Written Resolution, to resume the Vesting Schedule specified at the beginning of this Section. Any such resolution will be treated as a Plan Amendment and be subject to the restrictions contained in
      Section 10.06.

      Notwithstanding the foregoing, a Participant's Vested Percentage will be 100% if a "Change in Control" of Triton Energy Corporation occurs. For purposes of this Section, Change in Control means the occurrence of any of the following events:

      (a) The consummation of (i) any consolidation or merger of the Employer


                                     1-19









          in which the Employer is not the continuing or surviving corporation or pursuant to which shares of the Employer's common stock would be converted into cash, securities or other property, other than a merger of the Employer in which the holders of the Employer's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (excluding transfer by way of ledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Employer;

      (b) The shareholders of the Employer approve any plan or proposal for the liquidation or dissolution of the Employer;

      (c) Any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934) or any "group" (as such term is used in Rule 13d-5 promulgated under the Securities Exchange Act of 1934), other than the Employer or any successor of the Employer or any Subsidiary of the Employer or any employee benefit plan of the Employer or any subsidiary (including such plan's trustee), becomes, without the prior approval of the Directors of the Employer, a beneficial owner for purposes of Rule13d-3 promulgated under the Securities Exchange Act of 1934, directly or indirectly, of securities of the Employer representing 25% or more of the Employer's then outstanding securities having the right to vote in the election of Directors of the Employer; or

      (d) During any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board of Directors of the Employer, cease for any reason (other than death) to constitute a majority of the Directors of the Employer, unless the election, or the nomination for election, by the Employer's shareholders, of each new Director of the Employer was approved by a vote of at least two-thirds of the Directors of the Employer then still in office who were Directors of the Employer at the beginning of the period.

1.41    Written Resolution
      The terms Written Resolution and Written Consent are used interchangeably and reflect decisions, authorizations, etc. by the Employer. A Written Resolution will be evidenced by a resolution of the Board of Directors of the Employer.

1.42    Year of Service

      (a)   Crediting Years of Service
          Years of Service are determined under the Elapsed Time Method. Under the Elapsed Time Method, Years of Service are based upon an Employee's Elapsed Time of employment irrespective of the number of hours actually worked during such period; a Year of Service (including a fraction thereof) will be credited for each completed 365 days of Elapsed Time which need not be consecutive. The following terms are used in determining Years of Service under the Elapsed Time Method:


                                     1-20










          (1) Date of Severance (Termination) - means the earlier of (A) the actual date an Employee resigns, is discharged, dies or retires, or (B) the first anniversary of the date an Employee is absent from work (with or without pay) for any other reason, e.g., disability, vacation, leave of absence, layoff, etc.

              Notwithstanding the above, Date of Severance will mean the date specifically designated as such in any severance of employment agreement.

          (2) Elapsed Time - means the total period of service which has elapsed between a Participant's Employment Commencement Date and Date of Termination including Periods of Severance where a One Year Break-in-Service does not occur.

          (3) Employment Commencement Date - means the date an Employee first performs one Hour of Service for the Employer.

          (4) One Year Break-in-Service - means any 12-month period following an Employee's Date of Termination as defined above in which the Employee does not have at least one Hour of Service.

          (5) Period of Severance - is the time between the actual Date of Severance as defined above and the subsequent date, if any, on which the Employee performs an Hour of Service.

          All periods of employment will be aggregated including Periods of Severance unless there is a One Year Break-in-Service.

          Years of Eligibility Service for purposes of determining eligibility to participate in the Plan and Years of Vesting Service for purposes of determining a Participant's Vested Percentage include service with any organization which is a Related Employer with respect to the Employer.

      (b)   For Benefit Purposes
          Years of Service for purposes of computing a Participant's Normal Retirement Benefit are referred to as Years of Benefit Service and are determined using the Elapsed Time Method.

          All of a Participant's Years of Benefit Service are taken into account in determining his Normal Retirement Benefit except:

            o Service while the Employee declined participation in this Plan or any Predecessor Plan;

            o Service while the Employee was not in an Eligible Employee
              Classification;

            o Service while the Employee was an employee of a Related Employer which is not an Employer or a Participating Employer under this Plan; and



                                     1-21









            o Service for which the Employee was not entitled to receive
              Compensation.

      (c)   For Vesting Purposes
          Years of Service for purposes of computing a Participant's Vested Percentage are referred to as Years of Vesting Service and are determined using the Elapsed Time Method.

          All of a Participant's Years of Vesting Service are taken into account in determining his Vested Percentage.














































                                     1-22









                                    ARTICLE 2

                                PARTICIPATION

2.01    Participation
      An Employee who is a member of an Eligible Employee Classification will become a Participant in the Plan on the Entry Date which coincides with or next follows his or her Employment Commencement Date.

      An Employee who is eligible to participate as of the Effective Date or as of a given Entry Date will automatically become a Participant as of such date. An Employee who is otherwise eligible to participate may irrevocably elect not to participate in the Plan. Any election under this paragraph must be in writing and according to guidelines established by the Plan Administrator.

2.02    Participation After Reemployment
      An Employee who terminates employment prior to his Entry Date will participate in the Plan immediately upon returning to the employ of the Employer.

      A Participant or Former Participant who has terminated employment will participate as an Active Participant in the Plan immediately upon returning to the employ of the Employer.

2.03    Change in Employment Classification
      If a Participant becomes ineligible to participate because he is no longer a member of an Eligible Employee Classification, the Participant will participate immediately upon his return to an Eligible Employee Classification.

      If an Employee who is not a member of an Eligible Employee
      Classification becomes a member of such a classification, the Employee will begin to participate immediately if he has satisfied the eligibility requirements which are specified in Section 2.01.





















                                     2-1









                                    ARTICLE 3

                             RETIREMENT BENEFITS

3.01    Normal Retirement
      When an Active Participant reaches his Normal Retirement Date, he may elect to retire and he will begin to receive the Normal Retirement Benefit to which he is entitled hereunder. Upon attainment of his Normal Retirement Age, an Active Participant's Normal Retirement Benefit will become nonforfeitable. The form of benefit payment will be governed by the provisions of Section 3.06.

      (a)   Normal Retirement Benefit
          With respect to any Participant who completes at least one Hour of Service on or after June 1, 1993, the Participant's Normal Retirement Benefit is the monthly pension benefit commencing on his Normal Retirement Date payable in the Normal Benefit Form in an amount equal to:

                        0.8% of his Average Monthly Compensation plus 0.65% of his Excess Average Monthly Compensation, each multiplied by his Years of Benefit Service not to exceed 30 years.

Effective for the period from June 1, 1989 through May 31, 1993, the Normal Retirement Benefit for any Participant who completed at least one Hour of Service on or after June 1, 1993 and before May 31, 1993 is the monthly pension benefit commencing on his Normal Retirement Date payable in the Normal Benefit Form in an amount equal to:

                        0.4% of his Average Monthly Compensation plus 0.4% of his Excess Average Monthly Compensation, each multiplied by his Years of Benefit Service not to exceed 30 years.

      (b)   Normal Benefit Form

          Lifetime Pension - Monthly pension benefit payable for the lifetime of the Participant with payments terminating upon the death of the Participant.

3.02    Early Retirement
      The form of payment of a Participant's Early Retirement Benefit will be governed by the provisions of Section 3.06.

      (a)   Early Retirement Date
          A Participant's Early Retirement Date is the date which is so elected by the Participant for the commencement of monthly pension benefits prior to his Normal Retirement Date. A Participant may select an Early Retirement Date as the first day of the month which coincides with or next follows the date upon which he satisfies the following requirements:

          (1) Attainment of age 55; and


                                     3-1










          (2) Completion of 5 Years of Vesting Service.

      (b)   Early Retirement Benefit
          A Participant's Early Retirement Benefit is equal to the Actuarial Equivalent of his Accrued Benefit determined as of his Early Retirement Date.

3.03    Late Retirement
      If a Participant continues as an Employee or is re-employed after his Normal Retirement Date, payment of his benefit will be withheld until his Late Retirement Date, which is the earlier of the following:

        o the date the Participant retires or resumes retirement; or

        o the Participant's Required Beginning Date.

      As of his Late Retirement Date, a Participant will begin to receive his Late Retirement Benefit which will be equal to the greater of the following:

        o the amount which can be provided by the Actuarial Equivalent of the single sum value of his Normal Retirement Benefit determined as of his Normal Retirement Date and accumulated with Actuarial Equivalent interest from his Normal Retirement Date to his Late Retirement Date, reduced (but not below zero) by the Actuarial Equivalent (interest only) of any earlier benefit payments; or

        o the amount which is based on the Normal Retirement Benefit formula using his Years of Benefit Service and Compensation through his Late Retirement Date, reduced (but not below zero) by the Actuarial Equivalent (interest only) of any earlier benefit payments.

      If a Participant continues as an Employee or is re-employed after the end of the calendar year immediately preceding his Required Beginning Date, his benefit will be payable as required by Section 3.08 of this Plan. As of each later January 1st that the Participant continues to be employed, and upon his later termination of employment, the amount of his Late Retirement Benefit will be recomputed in accordance with the formula described above.

3.04    Disability Retirement

      (a)   Disability Retirement Date
          A Participant's Disability Retirement Date is the first day of the month coincident with or next following the date of termination of his employment due to disability provided the Participant has been found to be eligible for a Disability Retirement Benefit.

          An Active Participant will be eligible for a Disability Retirement Benefit under the Plan upon the occurrence of Permanent Disability coincident with or following the Participant's completion of 2 Years of Benefit Service.



                                     3-2









      (b)   Disability Retirement Benefit
          An eligible Participant's Disability Retirement Benefit is equal to the Normal Retirement Benefit to which the Participant would have been entitled if he had continued to be an Employee until his Normal Retirement Date with such benefit calculated on the basis of his Average Monthly Compensation determined as of his Disability Retirement Date. Such benefit will begin on his Normal Retirement Date. Such Disability Retirement Benefit is nonforfeitable except by reason of death or recovery from disability.

          Notwithstanding the above, if a Participant satisfies the requirements for a Disability Retirement Benefit and, in accordance with the provisions of Section 5.02, also satisfies the requirements for a Vested Accrued Benefit, the portion of his Disability Retirement Benefit which is the Actuarial Equivalent of his Vested Accrued Benefit will be payable in a form which is subject to the provisions of Section 3.06. The remaining portion, if any, of the Actuarial Equivalent of the Participant's Disability Retirement Benefit will be payable as a Lifetime Pension with a monthly benefit payable for the Participant's lifetime with payments terminating upon his death.

      (c)   Permanent Disability
          A Participant will be considered permanently disabled if, in the opinion of the Plan Administrator,

          (1) he is prevented from performing each of the material duties of any occupation for which he is reasonably suited based on education and experience;

          (2) such disability is likely to be both continuous and permanent;

          (3) such disability occurs on or after the Effective Date of the Plan but prior to the Participant's Normal Retirement Date; and

          (4) such disability is not the result of injury or disease sustained by the Participant subsequent to the date his employment terminated.

      (d)   Proof of Disability
          The Plan Administrator, before approving the payment of a Disability Retirement Benefit, may require satisfactory proof, in the form of a certificate from a duly licensed physician selected or approved by the Plan Administrator, that the Participant has become permanently disabled as provided herein. Periodically, after the commencement of the Disability Retirement Benefit, the Plan Administrator may similarly require proof of the continued disability of the Participant.

      (e)   Recovery from Disability
          If the Plan Administrator finds that a Disabled Participant is, at any time prior to his eligibility for Early Retirement, no longer


                                     3-3









          disabled as provided herein, the Disabled Participant's right to a Disability Retirement Benefit will terminate as of the date that the Plan Administrator determines that he has recovered from disability.

          (1) Disabled Participant Reemployed - If the Disabled Participant is reemployed by the Employer upon his recovery from disability, he will immediately become an Active Participant in the Plan upon his return to employment. All Service earned prior to the date of his termination of employment due to disability will be restored in full. In addition, he will also receive Service credit for the period beginning on his date of termination of employment due to disability and ending on the date he is reemployed by the Employer. However, any benefit to which he later becomes entitled under the Plan will be reduced on an Actuarially Equivalent basis in recognition of any Disability Retirement Benefit which he may have received under the Plan.

          (2) Participant Not Reemployed - If the Participant is not reemployed by the Employer upon his recovery from disability and if he had a Vested Accrued Benefit as of his date of termination of employment due to disability, he will be entitled to the benefits described in Article 5. However, such benefits will be reduced on an Actuarially Equivalent basis in recognition of any Disability Retirement Benefit which he may have received under the Plan.

3.05    Miscellaneous
      The provisions contained in this Article 3 must meet the requirements of Code Section 401(l) and all regulations issued thereunder. If either the annual or the cumulative overall permitted disparity limit as defined in Treasury Regulation 1.401(l)-5 would otherwise be exceeded at any time, then the benefit otherwise payable to a Participant under this Plan will be limited to the extent necessary to prevent such limits from being exceeded.

      Any changes in the Social Security Act after the date of a Participant's termination of employment will not affect his benefit under this Plan.

3.06    Form of Benefit Payment
      The Plan Administrator will direct the Trustee to make the payment of any benefit provided under this Plan upon the event giving rise to such benefit within the time prescribed by this Article. The form of benefit will be determined as follows:

      (a) a Participant who is not married on his Annuity Starting Date will be provided a Qualified Life Annuity unless he elects the Normal Benefit Form or an Optional Benefit Form in writing within the 90-day period which ends on his Annuity Starting Date. The Qualified Life Annuity will be the Actuarial Equivalent of the Normal Benefit Form.

      (b) a Participant who is married on his Annuity Starting Date will be provided a Qualified Joint and Survivor Annuity unless he makes a


                                     3-4









          Qualified Election to receive an Optional Benefit Form or the Normal Benefit Form. The Qualified Joint and Survivor Annuity will be the Actuarial Equivalent of the Normal Benefit Form.

      However, notwithstanding anything to the contrary, if the present value of a Participant's Vested Accrued Benefit does not exceed $3,500, the Plan Administrator will direct the immediate distribution of the present value of the Vested Accrued Benefit to the Participant. This paragraph will not apply after the Annuity Starting Date.

3.07    Optional Benefit Forms
      Optional forms of benefit distribution are available subject to a written request by the Participant (or, upon the Participant's death, the Participant's Surviving Spouse or Beneficiary). The Optional Benefit Forms are available and equal to the Actuarial Equivalent of the Normal Benefit Form and may be in an amount more than or less than that provided by the Normal Benefit Form depending on the option selected. Such distribution may be in one or more of the following forms:

                o Joint & 50% Contingent Survivor Pension - monthly pension benefit payable during the joint lifetime of the Participan
                t and
                   the Joint Annuitant; reduces to 50% of the original amount upon the death of the Participant.

                o Joint & 75% Contingent Survivor Pension - monthly pension benefit payable during the joint lifetime of the Participan
                t and
                   the Joint Annuitant; reduces to 75% of the original amount upon the death of the Participant.

                o Joint & Survivor Pension - monthly pension benefit payable for as long as either the Participant or the Joint Annuitan
                t
                   is alive.

      In the case of an Optional Benefit Form that is not payable as a level annuity over a period of at least the Participant's lifetime, the Optional Benefit Form must satisfy the maximum permitted disparity requirement of Treasury Regulation 1.401(l)-3(b)(4)(iii)(C).

      If the Participant's entire interest is to be distributed in other than a lump-sum or a life annuity (with or without a period certain), then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and the Participant's designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations. For purposes of this computation, a Participant's life expectancy will be recalculated no more frequently than annually; however, the life expectancy of a non-spouse Beneficiary may not be recalculated.



                                     3-5









      If the Participant's spouse is not the designated Beneficiary, the method of distribution selected must comply with the minimum distribution incidental benefit rule set forth in Section 1.401(a)(9)-2 of the Treasury Regulations.

3.08    Commencement of Benefit
      Subject to the provisions of this Article, commencement of a benefit will, unless the Participant elects otherwise in writing, begin not later than the 60th day after the later of the close of the Plan Year in which the Participant attains Normal Retirement Age or the close of the Plan Year which contains the date the Participant terminates his service with the Employer.

      For purposes of this Section, life expectancy and joint and last survivor expectancy are to be computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations.

      Payment of a Participant's benefits must begin no later than his Required Beginning Date.

      If the Participant dies after distribution of his interest has begun, the remaining portion of the interest will continue to be distributed at least as rapidly as under the method of distribution being used before the Participant's death.

      All distributions required under this Section will be determined and made in accordance with the regulations issued under Code Section 401(a)(9), including those dealing with minimum distribution requirements.

3.09    Directed Transfer of Eligible Rollover Distributions

      (a)   General
          This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      (b)   Eligible Rollover Distribution
          An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to


                                     3-6









          employer securities).

      (c)   Eligible Retirement Plan
          An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

      (d)   Distributee
          A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

      (e)   Direct Rollover
          A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      (f)   Waiver of 30-Day Notice
          If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

            o the Plan Administrator clearly informs the Participant that the
              Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

            o the Participant, after receiving the notice, affirmatively elects to receive a distribution.


















                                     3-7









                                    ARTICLE 4

                                DEATH BENEFIT

4.01    Pre-Retirement Death Benefit
      A Participant's Surviving Spouse will be entitled to receive a death benefit if the Participant dies before his Annuity Starting Date.

      If the Participant had not otherwise met the age and service requirements outlined in Section 3.02 with respect to an Early Retirement Benefit, the Participant's Surviving Spouse, if any, will be entitled to receive a monthly pension benefit equal to 50% of the monthly pension benefit which would have been payable had the Participant retired on the day before his death and elected a Joint and 50% Contingent Survivor Pension as defined in Section 3.07. Such benefit will commence on the date the Participant would have otherwise first been eligible to receive an Early Retirement Benefit.

      If the Participant had otherwise met the age and service requirements outlined in Section 3.02 with respect to an Early Retirement Benefit, the Participant's Surviving Spouse, if any, will be entitled to receive a monthly pension benefit equal to the monthly pension benefit which would have been payable had the Participant retired on the day before his death and elected a Joint and Survivor Pension as defined in Section 3.07.

4.02    Post-Retirement Death Benefit
      In the event of the death of a Retired Participant or a Disabled Participant receiving a benefit, a benefit will be paid to the Participant's Beneficiary or Surviving Spouse in accordance with the form of benefit payment elected under the Plan.

4.03    Effect of Death on Benefit Rights
      The death of a Participant will result in the forfeiture of all benefits (other than those described in this Article) to which he would have been entitled if he had survived.




















                                     4-1









                                    ARTICLE 5

                          TERMINATION OF EMPLOYMENT

5.01    Termination of Employment
      If the employment of a Participant terminates for any reason other than death, disability or retirement, the Participant will become entitled to receive a Normal Retirement Benefit commencing on his Normal Retirement Date equal to his Vested Accrued Benefit. If he is entitled to receive a monthly retirement benefit, he will be considered a Vested Terminated Participant.

5.02    Payment of Vested Accrued Benefit
      The monthly retirement benefit payable to a Vested Terminated Participant will be subject to the same terms and conditions in respect to time, manner and form of payment as any other Normal Retirement Benefit. A Vested Terminated Participant may elect to begin to receive his Vested Accrued Benefit at any time after he satisfies the requirements for Early Retirement, in which case his benefit will be in the same amount and subject to the same terms and conditions as an Early Retirement Benefit. If the Participant has satisfied the service requirement but not the age requirement for Early Retirement, he will be entitled to receive an Early Retirement Benefit upon later satisfaction of the age requirement.

5.03    Cash-Out Distribution
      If the present value of a terminated Participant's Vested Accrued Benefit does not exceed $3,500, the Plan Administrator will direct the immediate distribution to the Participant of the present value of his Vested Accrued Benefit.

      If a terminated Participant receives a complete distribution of his Vested Accrued Benefit, a Cash-Out Distribution will be deemed to have occurred as of the date of distribution. If a Participant who is zero percent vested in his Accrued Benefit terminates employment, a Cash-Out Distribution will be deemed to have occurred as of the Participant's date of termination of employment.

5.04    Forfeitures
      If a Participant, who is less than 100% vested, terminates employment and either receives a Cash-Out Distribution or incurs five consecutive One Year Breaks-in-Service, he will forfeit the non-vested portion of his Accrued Benefit. If the Participant subsequently returns to an Eligible Employee Classification, he will immediately become completely reinstated with his previously credited Years of Service.

5.05    Reemployment
      If a Participant (a) terminates employment, (b) receives a distribution of all or a portion of his Vested Accrued Benefit and (c) is later reemployed, the Participant's Normal Retirement Benefit (and therefore his Accrued Benefit) will be reduced by the Actuarial Equivalent value of the benefit which was previously distributed.




                                     5-1









                                    ARTICLE 6

                               ACCRUED BENEFIT

6.01    Accrued Benefit
      A Participant's Accrued Benefit represents the amount of monthly retirement pension benefit which has been earned as of any given date.

      Prior to a Participant's Normal Retirement Date, his Accrued Benefit is determined in accordance with Section 1.01 and is payable in the Normal Benefit Form commencing on his Normal Retirement Date. For such purposes, the Participant's Normal Retirement Benefit will be determined based on his Average Monthly Compensation at the time his Accrued Benefit is determined.

      A Participant's Accrued Benefit at his Normal Retirement Age will be equal to his Normal Retirement Benefit. If a Participant continues as an Employee after his Normal Retirement Date, his Accrued Benefit will be equal to his Late Retirement Benefit determined in accordance with
      Section 3.03.

      A Participant's Accrued Benefit will not be reduced on account of any increase in the Participant's age or service.

6.02    Minimum Benefit Requirement for Top-Heavy Plan

      (a)   General
          For any Plan Year in which this Plan is determined to be Top-Heavy, a Participant who is a Non-Key Employee (including any Employee who is excluded from the Plan because his Compensation is less than a stated amount) will be entitled to a monthly benefit equal to the greater of the Accrued Benefit provided under Section 1.01 or a monthly benefit in the form of a straight life annuity (with no ancillary benefits) commencing at Normal Retirement Date equal to the product of the Participant's average monthly compensation (which will mean the average rate of Aggregate Compensation during the 5 consecutive years, as defined for purposes of determining Average Monthly Compensation, in which the Participant had the highest Aggregate Compensation) multiplied by the lesser of (1) 2% for each Year of Benefit Service performed while actually participating in the Plan during a Plan Year in which the Plan is determined to be Top-Heavy, or (2) 20%.

          A Participant will not be required to be employed on the last day of a Plan Year in order to be entitled to benefit provided by this
          Section 6.02(a).  The Plan may not satisfy the requirements of this
          Section 6.02(a) through Employer contributions to Social Security.

      (b)   Non-Application
          Notwithstanding the provisions of Section 6.02(a), if a Non-Key Employee who is a participant in this Plan, is also participating in a defined contribution plan maintained by the Employer or a Related Employer in which, for a given Plan Year, the allocation of employer contributions plus allocated forfeitures is not less than 5% of the


                                     6-1









          Non-Key Employee's Aggregate Compensation, the Participant will not be entitled to the minimum benefit provided for in Section 6.02(a) for the Plan Year.





















































                                     6-2









                                    ARTICLE 7

                           LIMITATIONS ON BENEFITS

7.01    Limitation on Benefits

      (a)   In General
          The annual benefit otherwise payable to a Participant under this Plan will not at any time exceed the Defined Benefit Limit. The limitation described in this Section will be deemed satisfied as to any Participant if the annual benefit otherwise payable under this Plan to the Participant does not exceed $1,000 multiplied by the Participant's number of Years of Service or parts thereof (not to exceed 10) with the Employer, and the Employer has not at any time maintained a defined contribution plan, as defined in Section 7.02, in which the Participant participated.

          If the annual benefit which is payable to a Participant who has separated from service with a nonforfeitable right to an Accrued Benefit is limited by the Defined Benefit Dollar Limit, such annual benefit will be increased on January 1 of each calendar year to the extent that the Defined Benefit Dollar Limit is increased in accordance with Code Section 415(b)(1)(A) as provided for in Section 7.03(f); however, the annual benefit will not be increased above the amount which would be payable without regard to the Defined Benefit Dollar Limit.

          If the Employer maintains one or more qualified defined benefit plans in addition to this Plan, the sum of the Annual Benefits payable under each plan will be treated as a single Annual Benefit for the purposes of applying the limitations hereunder. If the sum of the Annual Benefits exceeds, in the aggregate, the Defined Benefit Limit, the Annual Benefit of each plan will be reduced ratably until the sum of the reduced Annual Benefits satisfies the limitations under this paragraph.

      (b)   Preservation of Pre-TRA '86 Accrued Benefit
          Any Participant's Annual Benefit payable under the Plan will be not less than the Participant's Accrued Benefit determined as if he had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any change in the terms and conditions of the Plan after May 5, 1986 and any cost of living adjustments occurring after May 5, 1986.


7.02    Where Employer Maintains a Qualified Defined Contribution Plan

      (a)   In General
          If the Employer maintains (or has ever maintained), in addition to this Plan, one or more qualified defined contribution plans, one or more welfare benefit funds (as defined in Code Section 419(e)), or one or more individual medical accounts (as defined in Code Section 415(l)(2)), all of which are referred to in this Article 7 as "qualified defined contribution plans", then the limitation


                                     7-1









          described in Section 7.01 will be further limited by this Section
          7.02. For any Limitation Year, the sum of the Defined Benefit Plan Fraction plus the Defined Contribution Plan Fraction will not exceed
          1.0. If, in any Limitation Year, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for a Participant would exceed 1.0 without adjustment to the amount of the annual benefit that can be paid to the Participant under the Plan, then the amount of annual benefit that would otherwise be paid to the Participant under this Plan will be reduced to the extent necessary to reduce the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for the Participant to 1.0.

      (b)   Transition Rule under TRA '86
          In the case of a plan which met the limitation of Section 415 of the Code for the last Limitation Year beginning before January 1, 1987, the numerator of the Defined Contribution Plan Fraction will be reduced (to not less than zero) as prescribed by the Secretary of the Treasury by subtracting the amount required to decrease the sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan Fraction to 1.0. Such amount is determined (as of the first day of the first Limitation Year beginning on or after January 1,
          1987) as the product of:

          (1) The amount by which, without this adjustment, the sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan Fraction exceeds 1.0; multiplied by

          (2) The denominator of the Defined Contribution Plan Fraction, as computed through the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986.

              This subparagraph applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

      (c)   Transitional Rule under TEFRA
          In the case of a plan which met the limitation of Section 415 of the Code for the last Limitation Year beginning before January 1, 1983, the numerator of the Defined Contribution Plan Fraction will be reduced by the amount required to decrease the sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan Fraction to
          1.0. Such amount is determined (as of the first day of the first Limitation Year beginning on or after January 1, 1983) as the product of:

          (1) The amount by which, without this adjustment, the sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan Fraction exceeds 1.0; multiplied by

          (2) The denominator of the Defined Contribution Plan Fraction, as computed through the last Limitation Year beginning before January 1, 1983.


                                     7-2










7.03    Definitions Applicable to Article 7

      (a)   Aggregate Compensation
          Aggregate Compensation means a Participant's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the employer maintaining the plan (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

            o Employer contributions to a plan of deferred compensation which are not included in the employee's gross income for the taxable year in which contributed or employer contributions under a simplified employee pension plan to the extent the contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

            o Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

            o Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

            o Other amounts which received special tax benefits, or
              contributions made by the employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the employee).

          Aggregate Compensation excludes any amounts contributed by the Employer or any Related Employer on behalf of any Employee pursuant to a salary reduction agreement which are not includible in the gross income of the Employee due to Code Section 125, 402(a)(8), 402(h) or 403(b).

          Aggregate Compensation in excess of $200,000 (as adjusted in accordance with Code Section 401(a)(17)) is disregarded.

          Aggregate Compensation for any Limitation Year is the Aggregate Compensation actually paid or includible in gross income in such year.

      (b)   Allocation Date, Valuation Date
          These terms are used interchangeably and mean the date with respect to which all or a portion of employer contributions, employee contributions or forfeitures or both are allocated to participant accounts under a defined contribution plan.





                                     7-3









      (c)   Annual Additions
          For Plan Years beginning after December 31, 1986, Annual Additions are the sum of the following amounts allocated to any defined contribution plan maintained by the Employer (including voluntary contributions to any defined benefit plan maintained by the Employer) on behalf of a Participant for a Limitation Year:

            o All Employee and Employer contributions;

            o All reallocated forfeitures;

            o Amounts allocated after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits required by Code Section 401(h)(6) to be allocated to the separate account of a Key Employee under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer.

          Contributions or forfeitures will be treated as Annual Additions regardless of whether they constitute Excess Deferrals, Excess Contributions or Excess Aggregate Contributions within the meaning of the regulations under Code Section 401(k) or 401(m) and regardless of whether they are corrected through distribution or recharacterization. The Annual Addition for any Limitation Year beginning before January 1, 1987, will not be recomputed to treat all Employee contributions as Annual Additions.

      (d)   Annual Benefit
          Annual Benefit means a benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which employees do not contribute and under which no rollover contributions are made.

      (e)   Defined Benefit Compensation Limit
          The Defined Benefit Compensation Limit is equal to 100% of the Participant's average Aggregate Compensation for the three consecutive calendar years (or other twelve consecutive month periods adopted by the Employer pursuant to a Written Resolution and applied on a uniform and consistent basis) of service during which the Participant had the greatest Aggregate Compensation.

          Where the annual benefit is payable to a Participant in a form other than a straight life annuity or a Qualified Joint and Survivor Annuity, the Defined Benefit Compensation Limit will be the Actuarial Equivalent of a straight life annuity beginning at the same age. No adjustment is required for the following: pre-retirement disability benefits, pre-retirement death benefits and post-retirement medical benefits. For purposes of this paragraph, the interest rate used in adjusting the Defined Benefit Compensation Limit will be the greater of (1) 5%, or (2) the post-retirement interest rate specified in the plan for Actuarial


                                     7-4









          Equivalent purposes.

          Where the annual benefit is payable to a Participant who has fewer than 10 years of service with the Employer or any Related or Predecessor Employer, the Defined Benefit Compensation Limit will be multiplied by a fraction, the numerator of which is the Participant's number of years of service with the Employer or Related or Predecessor Employer, and the denominator of which is 10.

          With regard to a Participant who has separated from service with a nonforfeitable right to an Accrued Benefit, the Defined Benefit Compensation Limit will be adjusted effective January 1 of each Calendar year. For any Limitation Year beginning after the separation occurs, the Defined Benefit Compensation Limit will be equal to the Defined Benefit Compensation Limit which was applicable to the Participant in the Limitation Year in which he separated from service multiplied by a fraction, the numerator of which is the Defined Benefit Dollar Limit for the Limitation Year in which the Defined Benefit Compensation Limit is being adjusted and the denominator of which is the Defined Benefit Dollar Limit for the Limitation Year in which the Participant separated from service.

      (f)   Defined Benefit Dollar Limit
          The Defined Benefit Dollar Limit is equal to $90,000 for calendar years 1984 through 1987. As of January 1, 1988 and as of January 1 of each subsequent calendar year, the dollar limitation (described in Code Section 415(b)(1)(A)) as determined by the Secretary of the Treasury for that calendar year will become effective as the Defined Benefit Dollar Limit for the calendar year. For calendar years between 1976 and 1983, the Defined Benefit Dollar Limit is $75,000 as adjusted by the Secretary of the Treasury under Code Section 415(d) for that calendar year. The Defined Benefit Dollar Limit for a calendar year applies to Limitation Years ending with or within that calendar year.

          Where the annual benefit is payable to a Participant in a form other than a straight life annuity or a Qualified Joint and Survivor Annuity, the Defined Benefit Dollar Limit will be the Actuarial Equivalent of a straight life annuity beginning at the same age. No adjustment is required for the following: pre-retirement disability benefits, pre-retirement death benefits, and post-retirement medical benefits. For purposes of this paragraph, the interest rate used for adjusting the Defined Benefit Dollar Limit will be the greater of (1) 5%, or (2) the post-retirement interest rate specified for Actuarial Equivalent purposes.

          Where the annual benefit is payable to a Participant who has fewer than 10 years of participation in the Plan, the Defined Benefit Dollar Limit will be multiplied by a fraction, the numerator of which is the Participant's number of years (or part thereof) of participation in the Plan, and the denominator of which is 10. To the extent provided by the Secretary of the Treasury, this paragraph will be applied to each change in the benefit structure of the


                                     7-5









          Plan.

          For a benefit commencing before a Participant's Social Security Retirement Age but at or after age 62, the Defined Benefit Dollar Limit will be adjusted in a manner which is consistent with the reduction for old-age insurance benefits commencing before Social Security Retirement Age under the Social Security Act. The reduction will be 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age. The Defined Benefit Dollar Limit for a benefit commencing before age 62 will be adjusted to the Actuarial Equivalent of the Defined Benefit Dollar Limit for a benefit commencing at age 62 based on an interest rate equal to the greater of (1) 5%, or (2) the interest rate specified in the plan for determining actuarial equivalence for early retirement.

          For a benefit commencing after a Participant's Social Security Retirement Age, the Defined Benefit Dollar Limit will be adjusted to the actuarial equivalent of the Defined Benefit Dollar Limit for a benefit commencing at the Participant's Social Security Retirement Age. For purposes of this paragraph, the interest rate used for adjusting the Defined Benefit Dollar Limit will be the lesser of (1) 5%, or (2) the interest rate specified in the plan for determining actuarial equivalence for early retirement.

      (g)   Defined Benefit Limit
          The Defined Benefit Limit is the lesser of the Defined Benefit Dollar Limit or the Defined Benefit Compensation Limit.

      (h)   Defined Benefit Plan Fraction Denominator
          The Defined Benefit Plan Fraction Denominator with respect to any Participant is the lesser of (1) the product of the Defined Benefit Dollar Limit multiplied by 1.25, or (2) the product of the Defined Benefit Compensation Limit multiplied by 1.4. However, for purposes of determining the Defined Benefit Plan Fraction Denominator, "years of service with the Employer or any Related or Predecessor Employer" will be substituted for "years of participation in the Plan" wherever it appears in Section 7.03(f).

      (i)   Defined Benefit Plan Fraction
          The Defined Benefit Plan Fraction is a fraction determined as of the close of a Limitation Year, the numerator of which is the Projected Annual Benefit payable to a Participant under this Plan and the denominator of which is the Defined Benefit Fraction Denominator.
          If a Participant has participated in more than one defined benefit plan maintained by the Employer, the numerator of the Defined Benefit Plan Fraction is the sum of the projected annual benefits payable to the Participant under all of the defined benefit plans, whether or not terminated.

      (j)   Defined Contribution Limit
          The Defined Contribution Limit for a given Limitation Year is equal to the lesser of (1) the Defined Contribution Compensation Limit,


                                     7-6









          which is 25% of Aggregate Compensation applicable to the Limitation Year, or (2) the Defined Contribution Dollar Limit, which, for calendar years after 1983 is the greater of $30,000 or one-fourth of the Defined Benefit Dollar Limit for the Limitation Year, and for calendar years between 1976 and 1983 is one-third of the Defined Benefit Dollar Limit. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Defined Contribution Dollar Limit is multiplied by a fraction, the numerator of which is equal to the number of months in the short Limitation Year and the denominator of which is 12.

      (k)   Defined Contribution Plan Fraction
          The Defined Contribution Plan Fraction is a fraction determined as of the close of a Limitation Year, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under all defined contribution plans of the Employer for the current and all prior Limitation Years and the denominator of which is the sum of the Annual Additions which would have been made for the Participant for the current and all prior Limitation Years (for all prior years of service with the Employer or any predecessor Employer) if in each Limitation year the Annual Additions equaled the lesser of (1) the product of the Defined Contribution Compensation Limit for the Limitation Year multiplied by 1.4, or (2) the product of the Defined Contribution Dollar Limit for the Limitation Year multiplied by
          1.25. The aggregate amount in the numerator of this fraction due to years beginning before January 1, 1976 may not exceed the aggregate amount in the denominator of this fraction for all such years.

          For purposes of this Section 7.03(k), the Annual Addition for any Limitation Year beginning before January 1, 1987 will not be recomputed to treat all Employee contributions as Annual Additions.

      (l)   Employer
          The Employer is the Employer that adopts this Plan together with all Related Employers. For this purpose, the definition of Related Employer in Section 1.33 of this Plan is modified by Code Section 415(h).

      (m)   Limitation Year
          The Limitation Year will be the 12 consecutive month period which is specified in Article 1 of this Plan and which is adopted for all qualified plans maintained by the Employer pursuant to a Written Resolution adopted by the Employer. In the event of a change in the Limitation Year, the additional limitations of Treasury Regulation
          Section 1.415-2(b)(4)(iii) will also apply.

      (n)   Projected Annual Benefit
          For purposes of this Section, a Participant's Projected Annual Benefit is equal to the annual benefit to which a Participant in a defined benefit Plan would be entitled under the terms of the plan based on the following assumptions:

            o The Participant will continue employment until reaching normal


                                     7-7









              retirement age as determined under the terms of the plan (or current age, if that is later);

            o The Participant's compensation for the Limitation Year under consideration will remain the same for all future years;

            o All other relevant factors used to determine benefits under the plan for the Limitation Year under consideration will remain constant for all future Limitation Years; and

            o The benefits resulting from any Participant Contributions or
              Rollover Contributions are disregarded.

      (o)   Social Security Retirement Age
          Social Security Retirement Age means age 65 for a Participant born before January 1, 1938; age 66 for a Participant born after December 31, 1937, but before January 1, 1955; and age 67 for a Participant born after December 31, 1954.

7.04    Effect of Top-Heavy Status
      Notwithstanding the provisions of Section 7.03, "1.0" will be substituted for "1.25" wherever it appears in Sections 7.03(h) and 7.03(k) for any Limitation Year in which the Plan is found to be Top-Heavy for the Plan Year which coincides with or ends within the Limitation Year.































                                     7-8









                                    ARTICLE 8

                                MISCELLANEOUS

8.01    Employment Rights of Parties Not Restricted
      The adoption and maintenance of this Plan will not be deemed a contract between the Employer and any Employee. Nothing in this Plan will give any Employee or Participant the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee or Participant at any time, nor will it give the Employer the right to require any Employee or Participant to remain in its employ, or to interfere with any Employee's or Participant's right to terminate his employment at any time.

8.02    Alienation

      (a)   General
          No person entitled to any benefit under this Plan will have any right to sell, assign, transfer, hypothecate, encumber, commute, pledge, anticipate or otherwise dispose of his interest in the benefit, and any attempt to do so will be void. No benefit under this Plan will be subject to any legal process, levy, execution, attachment or garnishment for the payment of any claim against such person.

      (b)   Exceptions
          Section 8.02(a) will not apply to a qualified domestic relations order (QDRO) as defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Plan Administrator under the provisions of the Retirement Equity Act of 1984. The Plan Administrator will establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a QDRO, a former spouse of a Participant will be treated as the spouse or Surviving Spouse for all purposes under the Plan. Where, however, because of a QDRO, more than one individual is to be treated as a Surviving Spouse, the total amount to be paid in the form of a Qualified Survivor Annuity or the survivor portion of a Qualified Joint and Survivor Annuity may not exceed the amount that would be paid if there were only one Surviving Spouse. All rights and benefits, including elections, provided to a Participant under this Plan will be subject to the rights afforded to any alternate payee as such term is defined in Code Section 414(p).

8.03    Qualification of Plan
      The Employer will have the sole responsibility for obtaining and retaining qualification of the Plan under the Code with respect to the Employer's individual circumstances.

8.04    Construction
      To the extent not preempted by ERISA, this Plan will be construed according to the laws of the state in which the Employer's principal place of business is located. Words used in the singular will include


                                     8-1









      the plural, the masculine gender will include the feminine, and vice versa, whenever appropriate.

8.05    Named Fiduciaries

      (a)   Allocation of Functions
          The authority to control and manage the operation and administration of the Plan and Trust created by this instrument will be allocated between the Plan Sponsor, the Trustee, and the Plan Administrator, all of whom are designated as Named Fiduciaries with respect to the Plan and Trust as provided for by Section 402(a)(2) of ERISA. The Plan Sponsor reserves the right to allocate the various responsibilities for the present execution of the functions of the Plan, other than the Trustees' responsibilities, among its Named Fiduciaries. Any person or group of persons may serve in more than one fiduciary capacity with regard to the Plan.

      (b)   Responsibilities of the Plan Sponsor
          The Plan Sponsor, in its capacity as a Named Fiduciary, will have only the following authority and responsibility:

            o To appoint or remove the Plan Administrator and furnish the
              Trustee with certified copies of any resolutions of the Plan Sponsor with regard thereto;

            o To appoint and remove the Trustee;

            o To appoint a successor Trustee or additional Trustees;

            o To communicate information to the Plan Administrator and the
              Trustee as needed for the proper performance of the duties of each;

            o To appoint an investment manager (or to refrain from such appointment), to monitor the performance of the investment manager so appointed, and to terminate such appointment (more than one investment manager may be appointed and in office at any time); and

            o To establish and communicate to the Trustee a funding policy for the Plan.

      (c)   Limitation on Obligations of Named Fiduciaries
          No Named Fiduciary will have authority or responsibility to deal with matters other than as delegated to it under this Plan or by operation of law. A Named Fiduciary will not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority of the act or omission deemed to be a breach was not within the scope of the Named Fiduciary's authority or delegated responsibility.

      (d)   Standard of Care and Skill
          The duties of each fiduciary will be performed with the care, skill,


                                     8-2









          prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like objectives.

8.06    Status of Insurer
      The term Insurer refers to any legal reserve life insurance company licensed to do business in the state within which the Employer maintains its principal office. The Insurer will file such returns, keep such records, make such reports and supply such information as required by applicable law or regulation.

8.07    Adoption and Withdrawal by Other Organizations

      (a)   Procedure for Adoption
          Subject to the provisions of this Section 8.07, any organization now in existence or hereafter formed or acquired, which is not already a Participating Employer under this Plan and which is otherwise legally eligible may, in the future, with the consent and approval of the Plan Sponsor, by formal Written Resolution (referred to in this Section as an Adoption Resolution), adopt the Plan and Trust hereby created for all or any classification of persons in its employment and thereby, from and after the specified effective date, become a Participating Employer under this Plan. Such consent will be effected by and evidenced by a formal Written Resolution of the Plan Sponsor. The Adoption Resolution may contain such specific changes and variations in Plan terms and provisions applicable to the adopting Participating Employer and its Employees as may be acceptable to the Plan Sponsor and the Trustee. However, the sole, exclusive right of any other amendment of whatever kind or extent to the Plan is reserved to the Plan Sponsor. The Adoption Resolution will become, as to the adopting organization and its Employees, a part of this Plan as then amended or thereafter amended. It will not be necessary for the adopting organization to sign or execute the original or then amended Plan and Trust Agreement or any future amendment to the Plan and Trust Agreement. The effective date of the Plan for any adopting organization will be that stated in the Adoption Resolution and from and after such effective date the adopting organization will assume all the rights, obligations and liabilities as a Participating Employer under this Plan. The administrative powers of and control by the Plan Sponsor as provided in the Plan, including the sole right of amendment or termination of the Plan, of appointment and removal of the Plan Administrator and the Trustee, and of appointment and removal of an investment manager will not be diminished by reason of the participation of the adopting organization in the Plan.

      (b)   Withdrawal
          Any Participating Employer may withdraw from the Plan at any time, without affecting the Plan Sponsor or other Participating Employers not withdrawing, by complying with the provisions of the Plan. A withdrawing Participating Employer may arrange for the continuation by itself or its successor of this Plan in separate forms for its own employees, with such amendments, if any, as it may deem proper,


                                     8-3









          and may arrange for continuation of the Plan by merger with an existing plan and transfer of plan assets. The Plan Sponsor may, it its absolute discretion, terminate a Participating Employer's participation at any time when in its judgment the Participating Employer fails or refuses to discharge its obligations under the Plan.

      (c)   Adoption Contingent Upon Initial and Continued Qualifications
          The adoption of this Plan by an organization as provided is hereby made contingent and subject to the condition precedent that said adopting organization meets all the statutory requirements for qualified plans, including, but not limited to, Sections 401(a) and 501(a) of the Internal Revenue Code for its Employees. If the Plan or the Trust, in its operation, becomes disqualified, for any reason, as to the adopting organization and its Employees, the portion of the Plan assets allocable to them will be segregated as soon as is administratively feasible, pending either the prompt (1) requalification of the Plan as to the organization and its employees to the satisfaction of the Internal Revenue Service so as not to affect the continued qualified status thereof as to other Employers,
          (2) withdrawal of the organization from this Plan and a continuation by itself or its successor of its plan separately from this Plan, or by merger with another existing plan, with a transfer of its said segregated portion of Plan assets, or (3) termination of the Plan as to itself and its Employees.

8.08    Employer Contributions
      The Employer (and any Participating Employers) will make contributions to the Plan at its discretion, except that contributions will not be less than the minimum contribution required by any applicable sections of the Code, including Section 412, and with any other applicable federal statute.

      Employer contributions made to the Plan are made and will be held for the sole purpose of providing benefits to Participants and their Beneficiaries. In no event will any contribution made by the Employer to the Plan or income therefrom revert to the Employer or otherwise be used or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries (including costs of maintaining and administering the Plan). Notwithstanding the foregoing, Employer contributions may be refunded to the Employer on written demand within one year of the event giving rise to the right to refund and upon presentation to the Trustee of evidence of the right to and amount of the refund, but only to the extent that the refunds do not, in themselves, deprive the Plan of its qualified status, under the following circumstances and subject to the following limitations:

      (a) Any contribution which is made in whole or in part by reason of a mistake of fact (for example, incorrect information as to the eligibility or compensation of a Participant, or a mathematical or actuarial error), will be returned to the Employer.

      (b) Notwithstanding any other provision of the Plan, if the Internal Revenue Service determines initially that the Plan, as adopted by


                                     8-4









          the Employer, does not qualify under applicable sections of the Code and applicable Treasury Department Regulations, and the Employer declines either to amend this Plan so that it meets the objections of the Internal Revenue Service or to contest the determination of the Internal Revenue Service in court, the value of all assets will be distributed by the Trustee to the Employer. Thereafter, the Employer's participation in this Plan will be considered rescinded and of no force or effect.

      (c) Any contribution made by the Employer will be conditioned on the deductibility of such contribution and may be refunded to the Employer, to the extent the contribution is determined not to be deductible, within one year after such determination is made.

      (d) In the event of termination of the Plan, funds may revert to the Employer as provided in Section 10.02.








































                                     8-5









                                    ARTICLE 9

                                ADMINISTRATION

9.01    Plan Administrator
      The Plan Administrator will have the responsibility for the general supervision and administration of the Plan and will be a fiduciary of the Plan. The Employer may, by Written Resolution, appoint one or more individuals to serve as Plan Administrator. If the Employer does not appoint an individual or individuals as Plan Administrator, the Employer will function as Plan Administrator. The Employer may at any time, with or without cause, remove an individual as Plan Administrator or substitute another individual therefor.

9.02    Powers and Duties of the Plan Administrator
      The Plan Administrator will be charged with and will have delegated to it the power, duty, authority and discretion to interpret and construe the provisions of this Plan, to determine its meaning and intent and to make application thereof to the facts of any individual case; to determine in its discretion the rights and benefits of Participants or the eligibility of Employees; to give necessary instructions and directions to the Trustee and the Insurer as herein provided or as may be requested by the Trustee and the Insurer from time to time; to resolve all questions of fact relating to any of the foregoing; and to generally direct the administration of the Plan according to its terms. All decisions of the Plan Administrator in matters properly coming before it according to the terms of this Plan, and all actions taken by the Plan Administrator in the proper exercise of its administrative powers, duties and responsibilities, will be final and binding upon all Employees, Participants and Beneficiaries and upon any person having or claiming any rights or interest in this Plan. The Employer and the Plan Administrator will make and receive any reports and information, and retain any records necessary or appropriate to the administration of this Plan or to the performance of duties hereunder or to satisfy any requirements imposed by law. In the performance of its duties, the Plan Administrator will be entitled to rely on information duly furnished by any Employee, Participant or Beneficiary or by the Employer or Trustee.

9.03    Actions of the Plan Administrator
      The Plan Administrator may adopt such rules as it deems necessary, desirable or appropriate with respect to the conduct of its affairs and the administration of the Plan. Whenever any action to be taken in accordance with the terms of the Plan requires the consent or approval of the Plan Administrator, or whenever an interpretation is to be made of the terms of the Plan, the Plan Administrator will act in a uniform and non-discriminatory manner, treating all Employees and Participants in similar circumstances in a like manner. If the Plan Administrator is a group of individuals, all of its decisions will be made by a majority vote. The Plan Administrator will have the authority to employ one or more persons to render advice or services with regard to the responsibilities of the Plan Administrator, including but not limited to attorneys, actuaries, and accountants. Any persons employed to render advice or services will have no fiduciary responsibility for any ministerial functions performed with respect to this Plan.


                                     9-1










9.04    Reliance on Plan Administrator and Employer
      Until the Employer gives notice to the contrary, the Trustee and any persons employed to render advice or services will be entitled to rely on the designation of Plan Administrator that has been furnished to them. In addition, the Trustee and any persons employed to render advice or services will be fully protected in acting upon the written directions and instructions of the Plan Administrator made in accordance with the terms of this Plan. If the Plan Administrator is a group of individuals, unless otherwise specified, any one of such individuals will be authorized to sign documents on behalf of the Plan Administrator and such authorized signatures will be recognized by all person dealing with the Plan Administrator. The Trustee and any persons employed to render advice or services may take cognizance of any rules established by the Plan Administrator and rely upon them until notified to the contrary. The Trustee and any persons employed to render advice or services will be fully protected in taking any action upon any paper or document believed to be genuine and to have been properly signed and presented by the Plan Administrator, Employer or any agent of the Plan Administrator acting on behalf of the Plan Administrator.

9.05    Reports to Participants
      The Plan Administrator will report in writing to a Participant his Accrued Benefit under the Plan and the Vested Percentage of such benefit when the Participant terminates his employment or requests such a report in writing from the Plan Administrator. To the extent required by law or regulation, the Plan Administrator will annually furnish to each Participant, and to each Beneficiary receiving benefits, a report which fairly summarizes the Plan's most recent report.

9.06    Bond
      The Plan Administrator and other fiduciaries of the Plan will be bonded to the extent required by ERISA or other applicable law. No additional bond or other security for the faithful performance of any duties under this Plan will be required.

9.07    Compensation of Plan Administrator
      The Compensation of the Plan Administrator will be left to the discretion of the Plan Sponsor; no person who is receiving full pay from the Employer will receive compensation for services as Plan Administrator. All reasonable and necessary expenses incurred by the Plan Administrator in supervising and administering the Plan will be paid from the Plan assets by the Trustee at the direction of the Plan Administrator to the extent not paid by the Plan Sponsor.

9.08    Claims Procedure
      The Plan Administrator will make all determinations as to the rights of any Employee, Participant, Beneficiary or other person under the terms of this Plan. Any Employee, Participant or Beneficiary, or person claiming under them, may make claim for benefit under this Plan by filing written notice with the Plan Administrator setting forth the substance of the claim. If a claim is wholly or partially denied, the claimant will have the opportunity to appeal the denial upon filing with the Plan Administrator a written request for review within 60 days after


                                     9-2









      receipt of notice of denial. In making an appeal the claimant may examine pertinent Plan documents and may submit issues and comments in writing. Denial of a claim or a decision on review will be made in writing by the Plan Administrator delivered to the claimant within 60 days after receipt of the claim or request for review, unless special circumstances require an extension of time for processing the claim or review, in which event the Plan Administrator's decision must be made as soon as possible thereafter but not beyond an additional 60 days. If no action on an initial claim is taken within 120 days, the claims will be deemed denied for purposes of permitting the claimant to proceed to the review stage. The denial of a claim or the decision on review will specify the reasons for the denial or decision and will make reference to the pertinent Plan provisions upon which the denial or decision is based. The denial of a claim will also include a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the claim review procedure herein described. The Plan Administrator will serve as an agent for service of legal process with respect to the Plan unless the Employer, through written resolution, appoints another agent.

      If a Participant or Beneficiary is entitled to a distribution from the Plan, the Participant or Beneficiary will be responsible for providing the Plan Administrator with his current address. If the Plan Administrator notifies the Participant or Beneficiary by registered mail (return receipt requested) at his last known address that he is entitled to a distribution and also notifies him of the provisions of this paragraph, and the Participant or Beneficiary fails to claim his benefits under the Plan or provide his current address to the Plan Administrator within one year after such notification, the distributable amount will be forfeited and used to reduce the cost of the Plan. If the Participant or Beneficiary is subsequently located, such benefit will be restored. If this Plan is terminated in accordance with Section 10.01, then any unrestored benefits which were previously forfeited in accordance with this paragraph will be restored prior to the application of Section 10.02.

9.09    Liability of Fiduciaries
      Except for a breach of fiduciary responsibility due to gross negligence or willful misconduct, the Plan Administrator will not incur any individual liability for any decision, act, or failure to act hereunder. The Plan Administrator may engage agents to assist it and may engage legal counsel who may be counsel for the Employer. The Plan Administrator will not be responsible for any action taken or omitted to be taken on the advice of counsel.

      If there is more than one person serving as a fiduciary in any capacity (for example, co-Trustees), each will use reasonable care to prevent the other or others from committing a breach of this Plan. Nothing contained in this Section will preclude any agreement allocating specific responsibilities or obligations among the co-fiduciaries provided that the agreement does not violate any of the terms and provisions of this Plan. In those instances where any duties have been allocated between co-fiduciaries, a fiduciary will not be liable for any loss resulting to the Plan arising from any act or omission on the part


                                     9-3









      of another co-fiduciary to whom responsibilities or obligations have been allocated except under the following circumstances:

        o If he participates knowingly in, or knowingly undertakes to conceal, an act or omission of a co-fiduciary knowing the act or omission is a breach; or

        o If by his failure to comply with his specific responsibilities which give rise to his status as a fiduciary, he has enabled the other fiduciary to commit a breach; or

        o If he has knowledge of a breach by a co-fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach.

9.10    Expenses of Administration
      The Employer does not and will not guarantee the Plan assets against loss. The Employer may in its sole discretion, but will not be obligated to, pay the ordinary expenses of establishing the Plan, including the fees of consultants, accountants and attorneys in connection therewith. The Employer may, in its sole discretion (but will not be obligated to), pay other costs and expenses of administering the Plan, the taxes imposed upon the Plan, if any, and the fees, charges or commissions with respect to the purchase and sale of Plan assets. Unless paid by the Employer, such costs and expenses, taxes (if any), and fees, charges and commissions will be a charge upon Plan assets and deducted by the Trustee.

9.11    Distribution Authority
      If any person entitled to receive payment under this Plan is a minor, declared incompetent or is under other legal disability, the Plan Administrator may, in its sole discretion, direct the Trustee to:

        o Distribute directly to the person entitled to the payment;

        o Distribute to the legal guardian or, if none, to a parent of the person entitled to payment or to a responsible adult with whom the person entitled to payment maintains his residence;

        o Distribute to a custodian for the person entitled to payment under the Uniform Gifts to Minors Act if permitted by the laws of the state in which the person entitled to payment resides; or

        o Withhold distribution of the amount payable until a court of competent jurisdiction determines the rights of the parties thereto or appoints a guardian of the estate of the person entitled to payment.

      If there is any dispute, controversy or disagreement between any Beneficiary or person and any other person as to who is entitled to receive the benefits payable under this Plan, or if the Plan Administrator is uncertain as to who is entitled to receive benefits, or if the Plan Administrator is unable to locate the person who is entitled to benefits, the Plan Administrator may with acquittance interplead the funds into a court of competent jurisdiction in the judicial district in


                                     9-4









      which the Employer maintains its principal place of business and, upon depositing the funds with the clerk of the court, be released from any further responsibility for the payment of the benefits. If it is necessary for the Plan Administrator to retain legal counsel or incur any expense in determining who is entitled to receive the benefits, whether or not it is necessary to institute court action, the Plan Administrator will be entitled to reimbursement from the benefits for the amount of its reasonable costs, expenses and attorneys' fees incurred.

9.12    Funding Policy
      The Employer will establish a funding policy upon which contributions will be based bearing in mind both the short-run and long-run needs and goals of the Plan. The Plan Administrator will periodically review the funding policy for its appropriateness under the circumstances then prevailing and recommend to the Employer any changes in the funding policy which the Plan Administrator considers appropriate. As an aid to the Plan Administrator in reviewing the funding policy, the Actuary appointed by the Plan Administrator will make periodic actuarial valuations of the assets and liabilities of the Plan and will advise the Plan Administrator of the results of the valuations.



































                                     9-5









                                    ARTICLE 10

                       AMENDMENT OR TERMINATION OF PLAN

10.01    Right of Plan Sponsor to Amend or Terminate
       The Plan Sponsor reserves the right to alter, amend, revoke or terminate this Plan. No amendment will deprive any Participant or Beneficiary of any vested right nor will it reduce the present value (determined upon an Actuarial Equivalent basis) of any Accrued Benefit to which he is then entitled with respect to Employer contributions previously made, except as may be required to maintain the Plan as a qualified plan under the Code. No amendment will change the duties or responsibilities of the Trustee without its express written consent thereto.

       A plan amendment which has the effect of (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (b) eliminating an optional benefit form, will, with respect to benefits attributable to service before the amendment be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence will apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement but does not include a disability retirement benefit, a medical benefit, a social security supplement, a pre-retirement death benefit, or a plant shutdown benefit (that does not continue after retirement).

       A minimum Accrued Benefit value will apply if this Plan is or becomes a successor to a profit sharing plan, a defined contribution pension plan, a target benefit plan, or a defined benefit pension plan which was fully insured, or any plan under which the accrued benefit of a Participant was determined as a lump sum or account balance. The Actuarial Equivalent value of a Participant's Accrued Benefit will not be less than the Actuarial Equivalent value of his Accrued Benefit on the Effective Date of the Plan.

10.02    Allocation of Assets Upon Termination of Plan
       If this Plan is revoked or terminated (in whole or in part) the rights of each Participant with respect to benefits accrued to the date of revocation, termination or partial termination will become nonforfeitable (to the extend funded). The Employer will comply with any legal requirements to notify the Internal Revenue Service (IRS) and, if this Plan is covered by Plan Termination Insurance under Federal law, the Pension Benefit Guaranty Corporation (PBGC). The Employer will then arrange for allocation of all assets among Participants in accordance with an actuarial valuation meeting the requirements of all applicable law and the regulations and requirements of the IRS and the PBGC. Allocation of assets among Participants will be in the following order of priority:

       (a) first, to any Deductible Voluntary Account, Nondeductible Voluntary Account or Rollover Account;



                                     10-1









       (b) second, to that portion, if any, of each Participant's accrued benefit which is derived from the Participant's mandatory contributions.

       (c) third, to retirement benefits which were in pay status or were available to a Participant 3 years before the date of termination of the Plan based on Plan provisions in effect 5 years before the date of termination;

       (d) fourth, to all other benefits guaranteed by the PBGC (determined without regard to Section 4022(b)(5) of ERISA and as if Section 4022(b)(6) of ERISA did not apply);

       (e) fifth, to all other vested benefits; and

       (f) sixth, to all other benefits.

       If Plan assets are not sufficient to provide the total amount required in any classification, the allocation will be proportionately reduced for all Participants for benefits in such classification. Any part of a vested benefit not guaranteed by PBGC will take precedence after all benefits which are guaranteed. The allocation procedure and methods used will be subject to requirements of law and to any modification required by either the PBGC or the IRS.

       After all required allocations have been made so that all liabilities of the Plan to Participants and other persons have been satisfied and all expenses of terminating the Plan and distributing the Plan Assets have been paid, any residual assets which remain will be returned to the Employer if the distribution does not contravene any provision of law. The rights of the Participants or, in the case of a partial termination, the rights of the Participants affected by the partial termination will be nonforfeitable as to benefits accrued to the date of termination, to the extent funded. All allocated amounts will be retained in the Plan to the credit of the individual Participants until distribution as directed by the Employer. Distribution to Participants may be in the form of Policies, cash, other Plan assets, nontransferable annuity contracts, or partly in each.

       In the event of the termination of the Plan, the benefit of any Highly Compensated Employee (and any Highly Compensated Former Employee) will be limited to a benefit which is nondiscriminatory in accordance with the provisions of Code Section 401(a)(4).

10.03    Exclusive Benefit
       At no time will any part of the principal or income of the Plan assets be used or diverted for purposes other than the exclusive benefit of Participants in the Plan and their Beneficiaries, nor may any portion of the Plan assets revert to the Employer except as provided in Section 8.08.

10.04    Failure to Qualify
       Notwithstanding any of the foregoing provisions, if this Plan, upon adoption by the Employer, is submitted to the Internal Revenue Service


                                     10-2









       which then determines that the Plan as initially adopted by the Employer is not a qualified plan under the Code, the Employer may elect to terminate this Plan by giving written notice thereof. Such termination will have the same effect as if the Plan were never adopted, all policies and contracts will be canceled, and all contributions, to the extent recoverable from the Trustee, will be returned to their source. If any amendment to this Plan is submitted to the Internal Revenue Service within the period allowed under Code
       Section 401(b) which then determines that the Plan as amended is not a qualified plan under the Code, the Employer may cancel or modify any or all provisions of the amendment retroactive to the effective date of the amendment in order to maintain the qualified status of the Plan, whereupon written notice thereof will be furnished to all affected Employees, Participants and Beneficiaries.

10.05    Mergers, Consolidations or Transfers of Plan Assets
       In the event this Plan is merged or consolidated with another plan which is qualified under Code Sections 401(a) (and 501(a) if applicable), or in the event of a transfer of the assets or liabilities of this Plan to another plan which is qualified under Code Sections 401(a) (and 501(a) if applicable), the benefit which each Participant would be entitled to receive under the successor plan or other plan if it were terminated immediately after the merger, consolidation or transfer will be equal to or greater than the benefit which the Participant would have received immediately before the merger, consolidation or transfer if this Plan had then terminated.

       Any transfer of assets and/or liabilities to (or from) this Plan from (or to) another plan qualified under Code Sections 401(a) (and 501(a) if applicable) will be evidenced by a Written Resolution by the Plan Sponsor of each affected plan which specifically authorizes such transfer of assets and/or liabilities.

10.06    Effect of Plan Amendment on Vesting Schedule
       No amendment to the Vesting Schedule will deprive a Participant of his nonforfeitable right to his Vested Accrued Benefit as of the date of the amendment. Further, if the Vesting Schedule of the Plan is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's non-forfeitable percentage, each Participant with at least 3 Years of Vesting Service as of the last day of the election period described below may elect, within a reasonable period after the adoption of the amendment, to have his Vested Percentage computed under the Plan without regard to such amendment. The period during which such election may be made will commence with the date the amendment is adopted and will end 60 days after the latest of:

       (a) the date the amendment is adopted;

       (b) the date the amendment becomes effective; or

       (c) the date the Participant is issued written notice of the amendment by the Employer.



                                     10-3









10.07    Early Termination of Plan
       The provisions of this Section will apply only with respect to Participants who are Highly Compensated Employees and Highly Compensated Former Employees (herein called Restricted Participants). In any one year, the total number of Restricted Participants is limited to a total of the 25 Highly Compensated Employees and Highly Compensated Former Employees with the greatest Compensation in the current or any prior Plan Year.

       The annual benefit to which a Restricted Participant will be entitled is limited to:

         o a straight life annuity which is the actuarial equivalent of the Participant's Accrued Benefit and other benefits to which the Participant is entitled under the provisions of the Plan (other than a social security supplement); plus

         o the amount of payments the Participant is entitled to receive under a social security supplement.

       Notwithstanding the foregoing, the restrictions of this Section do not apply if any one of the following requirements is satisfied:

         o After the payment to a Restricted Participant of all benefits payable under the Plan, the market value of Plan assets is not less than 110% of the value of current liabilities as defined in Code
           Section 412(l)(7);

         o The value of benefits payable to a Restricted Participant is less than 1% of the current liabilities before such distribution; or

         o The value of benefits payable to a Restricted Participant does not exceed the amount described in Code Section 411(a)(11)(A) concerning restrictions on certain mandatory distributions.

       For purposes of the above calculations, the market value of plan assets and the value of current liabilities are to be determined in a manner which is consistent with Treasury Regulation 1.401(a)(4)-5(b).


















                                     10-4









                                    ARTICLE 11

                            TRUSTEE AND TRUST FUND

11.01    Acceptance of Trust
       The Trustee, by signing this Agreement, accepts this Trust and agrees to perform the duties of the Trustee in accordance with the terms and conditions set forth herein.

11.02    Trust Fund

       (a)   Purpose and Nature
           The Trustee will establish and maintain a Trust Fund for purposes of providing a means of accumulating the assets necessary to provide the benefits which become payable under the Plan. The Trustee will receive, hold and invest all contributions made by the Employer, any Participating Employers, and the Participants, including the investment earnings thereon. The Trust Fund arising from such contributions and earnings will consist of all assets held by the Trustee under the Plan and Trust. All benefits payable under the Plan will be paid by the Trustee from the Trust Fund.

           Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction. In no event will the Plan Administrator, the Employer, any Employees, any officer of the Employer or any agents of the Employer or the Plan Administrator be liable in their individual capacities to any person whomsoever, under the provisions of this Plan and Trust, except as provided by law.

           The Trust Fund will be used and applied only in accordance with the provisions of the Plan and Trust, to provide the benefits thereof, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries entitled to benefits under the Plan, except to the extent specifically provided elsewhere herein.

       (b)   Investments
           The Trustee will invest the Trust Fund in accordance with the investment policy for the Trust Fund considering the fiduciary requirements of law, the objectives of the Plan, and the liquidity needs of the Plan.

       (c)   Investment Policy
           The Plan Sponsor (or the Plan Administrator or an Investment Committee appointed by the Plan Sponsor) will have the right to periodically provide the Trustee with a written investment policy which, in consideration of the needs of the Plan, sets forth the investment objectives, policies, and guidelines which the Plan Sponsor judges to be appropriate and prudent.

           If a written investment policy is not so provided, then the Trustee will set forth the investment policy for the Plan. In doing so,


                                     11-1









           the Trustee may consult with the Plan Sponsor (or the Plan Administrator or an Investment Committee appointed by the Plan Sponsor) to secure information with regard to Plan Sponsor investment objectives and general investment policy.

       (d)   Operation of Trust Fund
           The Trust Fund will be maintained in accordance with the accounting requirements of the Plan. No Participant will have any right to any specific asset or any specific portion of the Trust Fund prior to distribution of benefits. Withdrawals from the Trust Fund will be made to provide benefits to Participants and Beneficiaries in the amounts specified by the Plan, and to pay expenses authorized by the Plan Administrator.

       (e)   Plan Sponsor Direction of Investment
           The Plan Sponsor will have the right to direct the Trustee with respect to the investment and reinvestment of assets comprising the Trust Fund. The Trustee and the Plan Sponsor (or the Plan Administrator or an Investment Committee appointed by the Plan Sponsor) will execute a letter of agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Plan Sponsor direction with respect to the investment or reinvestment of any part of the Trust Fund.

11.03    Receipt of Contributions
       The Trustee will be accountable to the Employer for the funds contributed to it, but will have no duty to see that the contributions received comply with the provisions of the Plan. The Trustee will not be obligated to collect any contributions from the Employer or the Participants.

11.04    Powers of the Trustee
       Subject to the provisions and limitations contained elsewhere in this Plan, the Trustee will have full discretion and authority with regard to the investment of the Trust Fund. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

       (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, book entry deposits with the United States Federal Reserve Bank or System, Master Notes or similar arrangements sponsored by the Trustee or any other financial institution as permitted by law, improved or unimproved real estate situated in the United States, mortgages, notes or other property of any kind, real or personal, as a prudent man would so invest under like circumstances with due regard for the purposes of this Plan;

       (b) To maintain any part of the assets of the Trust Fund in cash, or in demand or short-term time deposits bearing a reasonable rate of interest (including demand or short-term time deposits of or with


                                     11-2









           the Trustee), or in a short-term investment fund or in other cash equivalents having ready marketability, including, but not limited to, U.S. Treasury Bills, commercial paper, certificates of deposit (including such certificates of deposit of or with the Trustee), and similar types of short-term securities, as may be deemed necessary by the Trustee in its sole discretion;

       (c) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee will decide;

       (d) To credit and distribute the Trust as directed by the Plan Administrator or any agent of the Plan Administrator. The Trustee will not be obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee will be accountable only to the Plan Administrator for any payment or distribution made by it in good faith on the order or direction of the Plan Administrator or any agent of the Plan Administrator;

       (e) To borrow money, assume indebtedness, extend mortgages and encumber by mortgage or pledge;

       (f) To compromise, contest, arbitrate, or abandon claims and demands, in its discretion;

       (g) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights;

       (h) To hold any securities or other property in the name of the Trustee or its nominee, or in another form as it may deem best, with or without disclosing the trust relationship;

       (i) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust;

       (j) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction;

       (k) To file all tax forms or returns required of the Trustee;

       (l) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee will not be obligated to or required to do so unless indemnified to its


                                     11-3









           satisfaction; and

       (m) To keep any or all of the Trust property at any place or places within the United States or abroad, or with a depository or custodian at such place or places; provided, however, that the Trustee may not maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the District Courts of the United States, except as may be expressly authorized in U.S. Treasury or U.S. Department of Labor regulations.

11.05    Investment in Common or Collective Trust Funds
       Notwithstanding the provisions of Section 11.04, the Plan Sponsor specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any common or collective trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code Section 401(a). The authorization applies only if such common or collective trust fund: (a) is exempt from taxation under Code Section 584 or 501(a); (b) if exempt under Code Section 501(a), expressly limits participation to pension and profit sharing trusts which are exempt under Code Section 501(a) by reason of qualifying under Code Section 401(a); (c) prohibits that part of its corpus or income which equitably belongs to any participating trust from being used for or diverted to any purposes other than for the exclusive benefit of the Employees or their Beneficiaries who are entitled to benefits under such participating trust; (d) prohibits assignment by participating trust of any part of its equity or interest in the group trust; and (e) the sponsor of the group trust created or organized the group trust in the United States and maintains the group trust at all times as a domestic trust in the United States. The provisions of the common or collective trust fund agreement, as amended by the Trustee from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the common or collective trust fund will govern any investment of Plan assets in that fund.
       This provision constitutes the express permission required by Section 408(b)(8) of ERISA.

11.06    Investment in Insurance Company Contracts
       The Trustee may invest any portion of the Trust Fund in a deposit administration, guaranteed investment or similar type of investment contract (hereinafter referred to as Contract); provided, however, that no such Contract may provide for an optional form of benefit which would not be provided for under the provisions hereof. The Trustee will be the complete and absolute owner of Contracts held in the Trust Fund.

       The Trustee may convert from one form to another any Contract held in the Trust Fund; designate any mode of settlement; sell or assign any Contract held in the Trust Fund; surrender for cash any Contract held in the Trust Fund; agree with the insurance company issuing any Contract to any release, reduction, modification or amendment thereof; and, without limitation of any of the foregoing, exercise any and all of the rights, options and privileges that belong to the absolute owner of any Contract held in the Trust Fund that are granted by the terms of any such Contract or by the terms of this Agreement.


                                     11-4










       The Trustee will hold in the Trust Fund the proceeds of any sale, assignment or surrender of any Contract held in the Trust Fund and any and all dividends and other payments of any kind received in respect to any Contract held in the Trust Fund.

       No insurance company which may issue any Contract based upon the application of the Trustee will be responsible for the validity of this Plan, be required to look into the terms of this Plan, be required to question any act of the Plan Administrator or the Trustee hereunder or be required to verify that any action of the Trustee is authorized by this Plan. If a conflict should arise between the terms of the Plan and any such Contract, the terms of the Plan will govern.

11.07    Fees and Expenses from Fund
       The Trustee will be entitled to receive reasonable annual compensation as may be mutually agreed upon from time to time between the Plan Sponsor and the Trustee. The Trustee will pay all expenses reasonably incurred by it in its administration and investment of the Trust Fund from the Trust Fund unless the Plan Sponsor pays the expenses. No person who is receiving full pay from the Plan Sponsor will receive compensation for services as Trustee.

11.08    Records and Accounting
       The Trustee will keep full and complete records of the administration of the Trust Fund which the Employer and the Plan Administrator may examine at any reasonable time. As soon as practical after the end of each Plan Year and at such other reasonable times as the Employer may direct, the Trustee will prepare and deliver to the Employer and the Plan Administrator an accounting of the administration of the Trust, including a report on the valuation of all assets of the Trust Fund, such valuation to be based upon the fair market value on the valuation date.

11.09    Distribution Directions
       If no one claims a payment or distribution made from the Trust, the Trustee will notify the Plan Administrator and will dispose of the payment in accordance with the subsequent direction of the Plan Administrator.

11.10    Third Party
       No person dealing with the Trustee will be obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and will not be liable to any person whomsoever in so doing. The certification of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certification.

11.11    Professional Agents
       The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to


                                     11-5









       advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan; the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

11.12    Valuation of Trust
       The Trustee will value the Trust Fund as of the last day of each Plan Year to determine the fair market value of the Trust, and the Trustee will value the Trust Fund on such other date(s) as may be necessary to carry out the provisions of the Plan.

11.13    Liability of Trustee
       The Trustee will be liable only for the safeguarding and administration of the assets of this Trust Fund in accordance with the provisions hereof and any amendments hereto and no other duties or responsibilities will be implied. The Trustee will not be required to pay any interest on funds paid to or deposited with it or to its credit under the provisions of this Trust, unless pursuant to a written agreement between the Employer and the Trustee. The Trustee will not be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan and will not be required to make any payment of any nature except from funds actually received as Trustee. The Trustee may consult with legal counsel (who may be legal counsel for the Employer) selected by the Trustee and will be fully protected for any action taken, suffered or omitted in good faith in accordance with the opinion of said legal counsel. It will not be the duty of the Trustee to determine the identity or mailing address of any Participant or any other person entitled to benefits hereunder, such identity and mailing addresses to be furnished by the Employer, the Plan Administrator or an agent of the Plan Administrator. The Trustee will be under no liability in making payments in accordance with the terms of this Plan and the certification of the Plan Administrator or an agent of the Plan Administrator who has been granted such powers by the Plan Administrator.

       Except to the extent required by any applicable law, no bond or other security for the faithful performance of duty hereunder will be required of the Trustee.

11.14    Removal or Resignation and Successor Trustee
       A Trustee may resign at any time upon giving 30 days prior written notice to the Plan Sponsor or, with the consent of the Plan Sponsor, a Trustee may resign with less than 30 days prior written notice.

       The Plan Sponsor may remove a Trustee by giving at least 30 days prior written notice to the Trustee.

       Upon the removal or resignation of a Trustee, the Plan Sponsor will appoint and designate a successor Trustee which will be one or more individual successor Trustees or a corporate Trustee organized under the laws of the United Sates or of any state thereof with authority to accept and execute trusts. Any successor Trustee must accept and acknowledge in writing its appointment as a successor Trustee before it


                                     11-6









       can act in such capacity.

       Title to all property and records or true copies of such records necessary to the current operation of the Trust Fund held by the Trustee hereunder will vest in any successor Trustee acting pursuant to the provisions hereof, without the execution or filing of any further instrument. Any resigning or removed Trustee will execute all instruments and do all acts necessary to vest such title in any successor Trustee of record. Each successor Trustee will have, exercise and enjoy all the powers, both discretionary and ministerial, herein conferred upon his predecessor. No successor Trustee will be obligated to examine the accounts, records and acts of any previous Trustee or Trustees, and each successor Trustee in no way or manner will be responsible for any action or omission to act on the part of any previous Trustee.

       Any corporation which results from any merger, consolidation or purchase to which the Trustee may be a party, or which succeeds to the trust business of the Trustee, or to which substantially all the trust assets of the Trustee may be transferred, will be the successor to the Trustee hereunder without any further act or formality with like effect as if the successor Trustee had originally been named Trustee herein; and in any such event it will not be necessary for the Trustee or any successor Trustee to give notice thereof to any person, and any requirement, statutory or otherwise, that notice will be given is hereby waived.

11.15    Appointment of Investment Manager
       One or more Investment Managers may be appointed by the Plan Sponsor (or the Plan Administrator) to exercise full investment management authority with respect to all or a portion of the Trust assets. Authorized payment of the fees and expenses of the Investment Manager(s) may be made from the Trust assets. For purposes of this agreement, any Investment Manager so appointed will, during the period of his appointment, possess fully and absolutely those powers, rights and duties of the Trustee (to the extent delegated by the Plan Sponsor or the Plan Administrator) with respect to the investment or reinvestment of that portion of the Trust assets over which the Investment Manager has investment management authority. The Investment Manager must be one of the following:

       (a) Registered as an investment advisor under the Investment Advisors Act of 1940;

       (b) A bank, as defined in the Investment Advisors Act of 1940; or

       (c) An insurance company qualified to manage, acquire, or dispose of such Plan assets under the laws of more than one state.

       Any Investment Manager will acknowledge in writing to the Plan Sponsor or the Plan Administrator and to the Trustee that he or it is a fiduciary with respect to the Plan. During any period of time when the Investment Manager is so appointed and serving, and with respect to those assets in the Plan over which the Investment Manager exercises


                                     11-7









       investment management authority, the Trustee's responsibility will be limited to holding such assets as a custodian, providing accounting services, disbursing benefits as authorized, and executing such investment instructions only as directed by the Investment Manager.
       The Trustee will not be responsible for any acts or omissions of the Investment Manager. Any certificates or other instruments duly signed by the Investment Manager (or the authorized representative of the Investment Manager), purporting to evidence any instruction, direction or order of the Investment Manager with respect to the investment of those assets of the Plan over which the Investment Manager has investment management authority, will be accepted by the Trustee as conclusive proof thereof. The Trustee will also be fully protected in acting in good faith upon any notice, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine and from the Investment Manager (or the authorized representative of the Investment Manager). The Trustee will not be liable for any action taken or omitted by the Investment Manager or for any mistakes of judgment or other action made, taken or omitted by the Trustee in good faith upon direction of the Investment Manager.





































                                     11-8











IN WITNESS WHEREOF, this instrument has been executed by the duly authorized and empowered officers of the Employer, this 1st day of January, 1994.



                                         Triton Energy Corporation

																																						By:  //Robert B. Holland, III
 	                                         ------------------------
	                                          Robert B. Holland, III
	                                         	Sr. Vice President, General Counsel
                                           and Secretary


The Trustee agrees to continue to serve as Trustee under the terms of this instrument.


                                         Smith Barney Shearson Trust Company


                                      By:  _________________________________